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PROSPECTUS                                                       AUGUST 18, 1995
                                                  SUPPLEMENTED NOVEMBER 29, 1995
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                   KEYSTONE SMALL COMPANY GROWTH FUND (S-4)
            200 BERKELEY STREET, BOSTON, MASSACHUSETTS 02116-5034
                        CALL TOLL FREE 1-800-343-2898
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  Keystone Small Company Growth Fund (S-4) (the "Fund") (formerly named Keystone
Custodian Fund, Series S-4) is a mutual fund whose goal is long-term growth of capital.

  The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with small market capitalizations.

  Your purchase payment is fully invested. There is no sales charge when you buy the Fund's shares. The Fund may impose a deferred sales charge, which declines from 4% to 1%, if you redeem your shares within four years of purchase.

  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 under which it bears some of the costs of selling its shares to the public.

  This prospectus sets forth concisely the information about the Fund that you should know before investing. Please read it and retain it for future reference.

  Additional information about the Fund is contained in a statement of additional information dated August 18, 1995, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number listed above.

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

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                              TABLE OF CONTENTS
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                                 Page                                     Page
Fee Table ......................... 2  How to Buy Shares ..................  9
Financial Highlights .............. 3  Distribution Plan .................. 10
The Fund .......................... 4  How to Redeem Shares ............... 12
Investment Objective and Policies . 4  Shareholder Services ............... 14
Investment Restrictions ........... 5  Performance Data ................... 15
Risk Factors ...................... 5  Fund Shares ........................ 15
Pricing Shares .................... 6  Additional Information ............. 16
Dividends and Taxes ............... 7  Additional Investment
Fund Management and Expenses ...... 7    Information ...................... (i)
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                                  FEE TABLE
                   KEYSTONE SMALL COMPANY GROWTH FUND (S-4)

    The purpose of the fee table is to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses"; "How to Buy Shares"; "Distribution Plan"; and "Shareholder Services."

SHAREHOLDER TRANSACTION EXPENSES
      Contingent Deferred Sales Charge(1) ..................       4.00%
        (as a percentage of the lesser of total
        cost or the net asset value of shares redeemed)
      Exchange Fee(2) ......................................     $10.00
        (per exchange)

ANNUAL FUND OPERATING EXPENSES(3)
(as a percentage of average net assets)
      Management Fee .......................................        .50%
      12b-1 Fees(4) ........................................       1.00%
      Other Expenses .......................................        .28%
                                                                   -----
      Total Fund Operating Expenses ........................       1.78%
                                                                   =====

                        1 Year         3 Years          5 Years         10 Years
                        ------         -------          -------         --------
EXAMPLE(5)
You would pay the
  following expenses
  on a $1,000
  investment, assuming
  (1) 5% annual return
  and (2) redemption
  at the end of each
  period: .............  $58.00         $76.00          $96.00          $209.00
You would pay the
  following expenses
  on the same
  investment, assuming
  no redemption: ......  $18.00         $56.00          $96.00          $209.00

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
----------
(1) The deferred sales charge declines from 4% to 1% of amounts redeemed within four calendar years after purchase. No deferred sales charge is imposed thereafter.
(2) There is no fee for exchange orders received by the Fund directly from a shareholder over the Keystone Automated Response Line ("KARL"). (For a description of KARL, see "Shareholder Services.")
(3) Expense ratios are for the Fund's fiscal year ended May 31, 1995.
(4) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules adopted by the National Association of Securities Dealers, Inc. ("NASD").
(5) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.

                             FINANCIAL HIGHLIGHTS
                   KEYSTONE SMALL COMPANY GROWTH FUND (S-4)
                 (For a share outstanding throughout the year)
     The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional Information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                     YEAR ENDED MAY 31,
                           --------------------------------------------------------------------------------------------------------
                           1995         1994      1993<F1>   1992<F1>   1991<F1>   1990<F1>   1989<F1>    1988       1987      1986
                           -----        -----     -------    -------    -------    -------    -------    -----      -----     -----
NET ASSET VALUE,
 BEGINNING OF YEAR         $7.64        $7.95      $7.61      $7.17      $6.24      $5.66     $4.48      $7.80      $7.60     $5.78
Income From Investment
 Operations
Investment income
 (loss) -- net .....       (0.07)       (0.12)     (0.12)     (0.08)     (0.04)       -0-      0.02        -0-        -0-       -0-
Realized and
 unrealized gains
 (losses) on
 investments -- Net         1.68         0.63       1.82       0.98       1.17       0.63      1.20      (1.64)      1.11      1.86
Net commissions paid
 on Fund share sales <F2>    -0-          -0-        -0-        -0-        -0-        -0-       -0-        -0-      (0.02)    (0.02)
                           -----        -----      -----      -----      -----      -----     -----      -----      -----     -----
  Total from investment
   operations ......        1.61         0.51       1.70       0.90       1.13       0.63      1.22      (1.64)      1.09      1.84
                           -----        -----      -----      -----      -----      -----     -----      -----      -----     -----
Less distributions
 from:
Investment Income --
 net ...............         -0-          -0-        -0-        -0-        -0-      (0.05)    (0.01)       -0-      (0.01)    (0.02)
Net realized capital
 gains .............       (0.63)       (0.82)     (1.36)     (0.46)     (0.20)       -0-     (0.03)     (1.68)     (0.88)     0.00
                           -----        -----      -----      -----      -----      -----     -----      -----      -----     -----
  Total distributions      (0.63)       (0.82)     (1.36)     (0.46)     (0.20)     (0.05)    (0.04)     (1.68)     (0.89)    (0.02)
                           -----        -----      -----      -----      -----      -----     -----      -----      -----     -----
NET ASSET VALUE, END
 OF YEAR ...........       $8.62        $7.64      $7.95      $7.61      $7.17      $6.24     $5.66      $4.48      $7.80     $7.60
                           =====        =====      =====      =====      =====      =====     =====      =====      =====     =====
TOTAL RETURN <F3> ..      23.58%        6.84%     28.76%     13.45%     19.42%     11.24%    27.45%    (22.39%)    16.24%    31.94%
RATIOS/SUPPLEMENTAL
 DATA
Ratios to average
 net assets:
 Operating and
  management
  expenses  ........       1.78%        1.73%      2.04%      1.47%      1.48%      1.40%     1.27%      1.17%      0.81%     0.83%
 Investment income
  (loss) -- net  ...      (1.10%)      (1.49%)    (1.68%)    (1.09%)    (0.68%)     0.02%     0.47%      0.03%      0.04%     0.07%
Portfolio turnover
 rate ..............         38%          60%        78%        81%        73%        77%       57%        80%        74%       83%
Net Assets, End of
 Year (thousands) ..  $1,459,955   $1,005,595   $965,959   $702,442   $623,291   $537,912  $503,908   $442,020   $679,281  $722,546

------------
<F1> Calculation based on average shares outstanding.
<F2> Prior to June 30, 1987, net commissions paid on new sales of shares under the Fund's Rule 12b-1 Distribution Plan had been treated for both financial statement and tax purposes as capital charges. On June 11, 1987, the Securities and Exchange
     Commission adopted a rule which required for financial statements for the periods ended on or after June 30, 1987, that net commissions paid under Rule 12b-1 Distribution Plans be treated as operating expenses rather than as capital charges.
     Accordingly, beginning with the fiscal year ended May 31, 1988, the Fund's financial statements reflect 12b-1 Distribution
     Plan expenses (i.e., shareholder service fees plus commissions paid net of deferred sales charges received by the Fund) as a component of the net investment income section of the financial highlights.
<F3> Excluding applicable sales charges.

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THE FUND
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  The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. The Fund was created under Pennsylvania law as a common law trust and has been offering its shares continuously since September 11, 1935. The Fund is one of twenty funds managed by Keystone Management, Inc. ("Keystone Management"), the Fund's investment manager, and is one of thirty funds managed or advised by Keystone Investment Management Company ("Keystone") (formerly named Keystone Custodian Funds, Inc.), the Fund's investment adviser. Keystone and Keystone Management are, from time to time, also collectively referred to as "Keystone".

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INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

  The Fund's investment objective is to provide shareholders with long-term growth of capital. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with small market capitalizations. For this purpose, companies with small market capitalizations are generally those with market capitalization of less than $1 billion at the time of the Fund's investment. Companies whose capitalization falls outside this range after the purchase continue to be considered small cap for this purpose.


  While the Fund focuses on small cap stocks, it may also invest in other types of securities, including other common stocks, debt securities convertible into common stocks or having common stock characteristics, and rights and warrants to purchase common stocks. In addition to its other investment options, the Fund may invest in limited partnerships, including master limited partnerships and up to 25% of its assets in foreign securities. The Fund does not currently intend to invest more than 5% of its assets in foreign securities.


  While income is not an objective, securities appearing to offer attractive possibilities for future growth of income may be included in the portfolio whenever it seems possible to do so without conflicting with the Fund's objective of capital growth.

  When market conditions warrant, the Fund may adopt a defensive position to preserve shareholders' capital by investing in money market instruments. Such instruments, which must mature within one year of their purchase, consist of United States ("U.S.") government securities; instruments, including certificates of deposit, demand and time deposits and bankers' acceptances, of banks that are members of the Federal Deposit Insurance Corporation and have at least $1 billion in assets as of the date of their most recently published financial statements, including U.S. branches of foreign banks and foreign branches of U.S. banks; and prime commercial paper, including master demand notes.

  The Fund intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid, securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books and (2) limiting its holdings of such securities to 15% of net assets.

  The Fund may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales by large institutional investors of securities not publicly traded in the U.S. The Fund may purchase Rule 144A securities when such securities present an attractive investment opportunity and otherwise meet the Fund's selection criteria. The Board of Trustees has adopted guidelines and procedures pursuant to which Keystone determines the liquidity of the Fund's Rule 144A securities. The Board monitors Keystone's implementation of such guidelines and procedures.

  At the present time, the Fund cannot accurately predict exactly how the market for Rule 144A securities will develop. A Rule 144A security that was readily marketable upon purchase may subsequently become illiquid. In such an event, the Board of Trustees will consider what action, if any, is appropriate.

  The Fund may enter into repurchase and reverse repurchase agreements, purchase and sell securities and currencies on a when issued and delayed delivery basis and purchase or sell securities on a forward commitment basis, write covered call and put options and purchase call and put options to close out existing positions and may employ new investment techniques with respect to such options. The Fund may also enter into currency and other financial futures contracts and related options transactions for hedging purposes and not for speculation, and may employ new investment techniques with respect to such futures contracts and related options.

  For further information about the types of investments and investment techniques available to the Fund, and the risks associated therewith, see the "Risk Factors" and "Additional Investment Information" sections of this prospectus and the statement of additional information.

  Of course, there can be no assurance that the Fund will achieve its investment objective since there is uncertainty in every investment.

  The investment objective of the Fund cannot be changed without a vote of the holders of a majority (as defined in the Investment Company Act of 1940 ("1940 Act")) of the Fund's outstanding shares.


--------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

  The Fund has adopted the fundamental restrictions set forth below, which may not be changed without the approval of a majority of the Fund's outstanding shares. These restrictions and certain other fundamental restrictions are set forth in the statement of additional information.

  The Fund may not do the following: (1) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. government securities) except that up to 25% of its total assets may be invested without regard to this limit; (2) borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes in aggregate amounts up to 10% of the value of the Fund's net assets (computed at cost) or enter into reverse repurchase agreements provided that bank borrowings and reverse repurchase agreements, in aggregate, shall not exceed 10% of the value of the Fund's net assets; and (3) invest more than 25% of its total assets in securities of issuers in the same industry.

  In addition, the Fund may, notwithstanding any other investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund. The Fund does not currently intend to implement this policy and would do so only if the Trustees were to determine such action to be in the best interest of the Fund and its shareholders. In the event of such implementation, the Fund will comply with such requirements as to written notice to shareholders as are then in effect.

--------------------------------------------------------------------------------
RISK FACTORS
--------------------------------------------------------------------------------


  Like any investment, your investment in the Fund involves some degree of risk. Before you buy shares of the Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses. YOU CAN LOSE MONEY BY INVESTING IN THE FUND. YOUR INVESTMENT IS NOT GUARANTEED. A DECREASE IN THE VALUE OF THE FUND'S PORTFOLIO SECURITIES CAN RESULT IN A DECREASE IN THE VALUE OF YOUR INVESTMENT.

  The Fund seeks to provide long-term growth of capital by investing principally in equity securities of companies with small market capitalizations. The Fund is best suited to patient investors who can afford to maintain their investment over a relatively long period of time, and who are seeking a fund which is aggressive and has the potential for high returns. The Fund involves a high degree of risk and is not an appropriate investment for conservative investors who are seeking preservation of capital and/or income.

  Certain risks related to the Fund are discussed below. To the extent not discussed in this section, specific risks attendant to individual securities or investment practices are discussed in "Additional Investment Information".

  FUND RISKS. Investing in companies with small market capitalizations involves greater risk than investing in larger companies. Their stock prices can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets and financial and management resources. These and other factors may make small cap companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies. They may be more likely to be negatively affected by changes in management. In addition, the stock of small cap companies may be thinly traded.

  A need for cash due to large liquidations from the Fund when the prices of small cap stocks are declining could result in losses to the Fund.

  Investing in the Fund involves the risk common to investing in any security, that is that the value of the securities held by the Fund will fluctuate in response to changes in economic conditions or public expectations about those securities. The net asset value of the Fund's shares will change accordingly.

  OTHER CONSIDERATIONS. The Fund, which normally invests at least 65% of its assets in small cap stocks does not, by itself, constitute a balanced investment plan. The Fund may be appropriate as part of an overall investment program. Investors may wish to consult their financial advisers when considering what portion of their total assets to invest in small cap stocks.

  Past performance should not be considered representative of results for any future period of time.



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PRICING SHARES
--------------------------------------------------------------------------------

  The net asset value of a Fund share is computed each day on which the New York Stock Exchange (the "Exchange") is open as of the close of trading on the Exchange (currently 4:00 p.m. Eastern time for the purpose of pricing Fund shares) except on days when changes in the value of the Fund's securities do not affect the current net asset value of its shares. The Exchange currently is closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is arrived at by determining the value of all of the Fund's assets, subtracting all liabilities and dividing the result by the number of shares outstanding.

  The Fund values portfolio securities traded on an established exchange on the basis of the last sales price. Securities traded in the over-the-counter market, for which complete quotations are available, are valued at the mean of the bid and the asked prices.


  The Fund values the short-term investments it purchases as follows: short-term investments purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market value; short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value; and short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market value and, in any case reflects fair value as determined by the Fund's Board of Trustees.


  All other investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Fund's Board of Trustees. See "Valuation of Securities" in the Fund's statement of additional information.

--------------------------------------------------------------------------------
DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

  The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code. The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. The Fund also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a regulated investment company when it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year. Any taxable dividend declared in October, November, or December to shareholders of record in such month, and paid by the following January 31 will be includable in the taxable income of the shareholders as if paid on December 31 of the year in which the dividend was declared. If the Fund qualifies and if it distributes all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability. The Fund distributes its net income to its shareholders and net capital gains at least annually.

  Distributions are payable in shares of the Fund or, at the shareholder's option (which must be exercised before the record date for the distribution), in cash. Fund distributions in the form of additional shares are made at net asset value without the imposition of a sales charge. Income dividends and net short-term gains distributions are taxable as ordinary income, and net long-term gains dividends are taxable as capital gains regardless of how long the Fund's shares are held. If Fund shares held for less than six months are sold at a loss, however, such loss will be treated for tax purposes as a long-term capital loss to the extent of any long-term capital gains dividends received. Dividends and distributions may also be subject to state and local taxes. The Fund advises its shareholders annually as to the federal tax status of all distributions made during the year.

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FUND MANAGEMENT AND EXPENSES
--------------------------------------------------------------------------------

FUND MANAGEMENT
  Subject to the general supervision of the Fund's Board of Trustees, Keystone Management, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, serves as investment manager to the Fund and is responsible for the overall management of the Fund's business and affairs.

INVESTMENT MANAGER
  Keystone Management, organized in 1989, is a wholly-owned subsidiary of Keystone. Its directors and principal executive officers have been affiliated with Keystone, a seasoned investment adviser, for a number of years. Keystone Management also serves as investment manager to each of the other funds in the Keystone Fund Family and certain other funds in the Keystone Investments Family of Funds.

  Pursuant to its Investment Management Agreement with the Fund, Keystone Management has delegated its investment management functions, except for certain administrative and management services, to Keystone and has entered into an Investment Advisory Agreement with Keystone under which Keystone provides investment advisory and management services to the Fund. Services performed by Keystone Management include (1) performing research and planning with respect to
(a) the Fund's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code, (b) tax treatment of the Fund's portfolio investments, (c) tax treatment of special corporate actions (such as reorganizations), (d) state tax matters affecting the Fund, and (e) the Fund's distributions of income and capital gains; (2) preparing the Fund's federal and state tax returns; (3) providing services to the Fund's shareholders in connection with federal and state taxation and distributions of income and capital gains; and (4) storing documents relating to the Fund's activities.


  The Fund currently pays Keystone Management a fee for its services at the annual rate set forth below:


                                                           AGGREGATE NET ASSET
MANAGEMENT                                                 VALUE OF THE SHARES
FEE                                                                OF THE FUND
0.70% of the first                                        $  100,000,000, plus
0.65% of the next                                         $  100,000,000, plus
0.60% of the next                                         $  100,000,000, plus
0.55% of the next                                         $  100,000,000, plus
0.50% of the next                                         $  100,000,000, plus
0.45% of the next                                         $  500,000,000, plus
0.40% of the next                                         $  500,000,000, plus
0.35% of amounts over                                     $1,500,000,000.

computed as of the close of business each business day and paid daily.


  During the fiscal year ended May 31, 1995, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $6,037,504, which represented 0.50% of the Fund's average daily net assets. Of such amount paid to Keystone Management, $5,131,878 was paid to Keystone for its services to the Fund.

INVESTMENT ADVISER
  Keystone, the Fund's Investment Adviser, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("Keystone Investments") (formerly named Keystone Group, Inc.), located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.


  Keystone Investments is a corporation privately owned by current and former members of management and certain employees of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey and Ralph J. Spuehler, Jr. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone Management, Keystone, their affiliates and the Keystone Investments Family of Funds.

  Pursuant to the Advisory Agreement, Keystone receives for its services an annual fee representing 85% of the management fee received by Keystone Management under its Investment Management Agreement.

  The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.

FUND EXPENSES
  The Fund will pay all of its expenses. In addition to the investment advisory and management fees discussed above, the principal expenses that the Fund is expected to pay include, but are not limited to, expenses of its transfer agent, its custodian and its independent auditors; expenses under its Distribution Plan; fees of its Independent Trustees ("Independent Trustees"); expenses of shareholders' and Trustees' meetings; fees payable to government agencies, including registration and qualification fees of the Fund and its shares under federal and state securities laws; expenses of preparing, printing and mailing Fund prospectuses, notices, reports and proxy material; and certain extraordinary expenses. In addition to such expenses, the Fund pays its brokerage commissions, interest charges and taxes. For the fiscal year ended May 31, 1995, the Fund paid 1.78% of its average net assets in expenses.

  During the fiscal year ended May 31, 1995, the Fund paid or accrued to Keystone Investor Resource Center, Inc. ("KIRC"), the Fund's transfer and dividend disbursing agent and Keystone Investments, $23,278 for the cost of certain accounting services and $2,649,228 for shareholder services. KIRC is a wholly-owned subsidiary of Keystone.

PORTFOLIO MANAGER
  Christopher R. Ely has been the Fund's Portfolio Manager since 1995. He is a Keystone Senior Vice President and Senior Portfolio Manager and has more than 15 years' investment experience.

SECURITIES TRANSACTIONS
  Under policies established by the Board of Trustees, Keystone selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, Keystone may consider the number of shares of the Fund sold by such broker-dealers. In addition, broker-dealers executing portfolio transactions may, from time to time, be affiliated with the Fund, Keystone Management, Keystone, the Fund's principal underwriter or their affiliates.

  The Fund may pay higher commissions to broker-dealers that provide research services. Keystone may use these services in advising the Fund as well as in advising its other clients.

PORTFOLIO TURNOVER
  The Fund's portfolio turnover rates for the fiscal years ended May 31, 1994 and 1995 were 60% and 38%, respectively. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which would be borne directly by the Fund, as well as additional realized gains and/or losses to shareholders. For further information about brokerage and distributions, see the statement of additional information.

--------------------------------------------------------------------------------
HOW TO BUY SHARES
--------------------------------------------------------------------------------

  You may purchase shares of the Fund from any broker-dealer that has a selling agreement with Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.) ("the Principal Underwriter"), the Fund's principal underwriter. The Principal Underwriter, a wholly-owned subsidiary of Keystone, is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  In addition, you may open an account for the purchase of shares of the Fund by mailing to the Fund, c/o Keystone Investor Resource Center, Inc., P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund, or you may telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. Subsequent investments in Fund shares in any amount may be made by check, by wiring Federal funds or by electronic funds transfer ("EFT").

  The Fund's shares are sold at the net asset value per share next computed after the Fund receives the purchase order. The initial purchase must be at least $1,000 except for purchases by participants in certain retirement plans for which the minimum is waived. There is no minimum for subsequent purchases. Purchase payments are fully invested at net asset value. There are no sales charges on purchases of Fund shares at the time of purchase.


CONTINGENT DEFERRED SALES CHARGE
  With certain exceptions, when shares are redeemed within four calendar years after their purchase, a deferred sales charge may be imposed at rates ranging from a maximum of 4% of amounts redeemed during the same calendar year of purchase to 1% of amounts redeemed during the third calendar year after the year of purchase. No deferred sales charge is imposed on amounts redeemed thereafter or on shares purchased through reinvestment of dividends. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the shareholder. Prior to July 8, 1992, the Fund retained the deferred sales charge. Since July 8, 1992, the deferred sales charge attributable to shares purchased prior to January 1, 1992 has been retained by the Fund, and the deferred sales charge attributable to shares purchased after January 1, 1992 is, to the extent permitted by the NASD, paid to the Principal Underwriter.

  The contingent deferred sales charge is a declining percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the total cost of such shares. No deferred sales charge is imposed when the shareholder redeems amounts derived from (1) increases in the value of his account above the total cost of such shares due to increases in the net asset value per share of the Fund; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; or (3) shares held in all or part of more than four consecutive calendar years.


  In determining whether a contingent deferred sales charge is payable and, if so, the percentage charge applicable, it is assumed that shares held the longest are the first to be redeemed. No deferred sales charge is payable on permitted exchanges of shares between the Funds in the Keystone Fund Family that have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. When shares of one such fund have been exchanged for shares of another such fund, for purposes of any future contingent deferred sales charge, the calendar year of the purchase of the shares of the fund exchanged into is assumed to be the year shares tendered for exchange were originally purchased.

  In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder;
(2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employment Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under an automatic withdrawal plan of up to 1 1/2% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.


WAIVER OF DEFERRED SALES CHARGE
  Shares also may be sold, to the extent permitted by applicable law, at net asset value without the payment of commissions or the imposition of a deferred sales charge to (1) certain officers, Directors, Trustees and employees of the Fund, Keystone Management, Keystone and certain of their affiliates; (2) registered representatives of firms with dealer agreements with the Principal Underwriter; and (3) a bank or trust company acting as trustee for a single account.

------------------------------------------------------------------------------
DISTRIBUTION PLAN
------------------------------------------------------------------------------

  The Fund bears some of the costs of selling its shares under its Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Fund's Distribution Plan provides that the Fund may expend up to 0.3125% quarterly (approximately 1.25% annually) of the average daily net asset value of its shares to pay distribution costs for sales of its shares and to pay shareholder service fees. A NASD rule limits the amount that a Fund may pay annually in distribution costs for the sale of its shares and shareholder service fees. The rule limits annual expenditures to 1% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan, plus interest at the prime rate plus 1% per annum on such amounts (less any deferred sales charges paid by shareholders to the Principal Underwriter), remaining unpaid from time to time.


  Payments under the Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) (1) as commissions for Fund shares sold and (2) as shareholder service fees in respect of shares maintained by the recipients outstanding on the Fund's books for specified periods. Amounts paid or accrued to the Principal Underwriter under
(1) and (2) in the aggregate may not exceed the annual limitations referred to above. The Principal Underwriter generally reallows to brokers or others a commission equal to 4% of the price paid for each Fund share sold. In addition, the Principal Underwriter generally reallows to brokers or others a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares maintained by such recipients outstanding on the books of the Fund for specified periods.

  If the Fund is unable to pay the Principal Underwriter a commission on a new sale because the annual maximum (0.75% of average daily net assets) has been reached, the Principal Underwriter intends, but is not obligated, to continue to accept new orders for the purchase of Fund shares and to pay or accrue commissions and service fees to dealers in excess of the amount it currently receives from the Fund. While the Fund is under no contractual obligation to reimburse the Principal Underwriter for advances made by the Principal Underwriter in excess of the Distribution Plan limitation, the Principal Underwriter intends to seek full payment of such amounts from the Fund (together with interest at the rate of prime plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. The Principal Underwriter currently intends to seek payment of interest only on such charges paid or accrued by the Principal Underwriter subsequent to January 1, 1992. If the Fund's Independent Trustees authorize such payments, the effect will be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Distribution Plan. If the Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.


  During the fiscal year ended May 31, 1995, the Fund recovered $44,362 in deferred sales charges. During the year, the Fund paid the Principal Underwriter under the Distribution Plan $11,939,347. The amount paid by the Fund under its Distribution Plan, net of deferred sales charges, was $11,894,985 (1.00% of the Fund's average daily net asset value during the year). During the year, the Principal Underwriter also received $1,145,992 in deferred sales charges. Unpaid distribution costs at May 31, 1995 were $2,074,145 (0.17% of the Fund's net assets).


  The amounts and purposes of expenditures under the Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the operation of the Distribution Plan and may require that total expenditures by the Fund under the Distribution Plan be kept within limits lower than the maximum amount permitted by the Distribution Plan as stated above. If such costs are not limited by the Independent Trustees, such costs could, for some period of time, be higher than such costs permitted by most other plans presently adopted by other investment companies.

  The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. Any change in the Distribution Plan that would materially increase the distribution expenses of the Fund provided for in the Distribution Plan requires shareholder approval. Otherwise, the Distribution Plan may be amended by votes of a majority of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on such amendment.

  While the Distribution Plan is in effect, the Fund is required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

  Whether any expenditure under the Distribution Plan is subject to a state expense limit depends upon the nature of the expenditure and the terms of the state law, regulation or order imposing the limit. A portion of the Fund's Distribution Plan expenses may be includable in the Fund's total operating expenses for purposes of determining compliance with state expense limits.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS
  Upon written notice to dealers, the Principal Underwriter, at its own expense, may periodically sponsor programs that offer additional compensation in connection with sales of Fund shares. Participation in such programs may be available to all dealers or to selected dealers who have sold or are expected to sell significant amounts of shares. Additional compensation may also include financial assistance to dealers in connection with preapproved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency, such as the NASD.


  Since September 1, 1995 through December 31, 1995 ("Offering Period"), the Principal Underwriter reallows to brokers or others a commission equal to 5% of the price paid for each Fund share sold. Such payments are made to those dealers and others selling such shares who pay to their registered representatives making such sales a portion of the additional amount payable under this special dealer offer, determined in accordance with their regular payment arrangements with such persons for sales not made under a special dealer offer.

  The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to dealers which satisfy certain criteria established from time to time by the Principal Underwriter. These conditions relate to increasing sales of shares of the Keystone funds over specified periods and certain other factors. Such payments may depending on the dealer's satisfaction of the required conditions, be up to .25% of the value of shares sold by such dealer.


  The Principal Underwriter also may pay banks and other financial services firms that facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.

  The Glass-Steagall Act currently limits the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Fund's Board of Trustees will consider what action, if any, is appropriate.

  In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

------------------------------------------------------------------------------
HOW TO REDEEM SHARES
------------------------------------------------------------------------------


  Fund shares may be redeemed for cash at the redemption value upon written order by the shareholder(s) to the Fund c/o Keystone Investor Resource Center, Inc., Box 2121, Boston, Massachusetts 02106-2121, and presentation to the Fund of a properly endorsed share certificate, if certificates have been issued. The signature(s) of the shareholder(s) on the written order and certificates must be guaranteed. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio securities between purchase and redemption. The Fund may impose a deferred sales charge at the time of redemption of certain shares as explained in "How to Buy Shares." If imposed, the Fund deducts the deferred sales charge from the redemption proceeds otherwise payable to the shareholder.


REDEMPTION OF SHARES IN GENERAL
  At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such a case the Fund will mail the redemption proceeds upon clearance of the purchase check, which may take up to 15 days or more. Any delay may be avoided by purchasing shares either with a certified check drawn on a U.S. bank or by bank wire of funds. Although the mailing of a redemption check may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the mailing of a redemption check has been delayed, the check will be mailed promptly after good payment has been collected.

  The Fund computes the redemption value at the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Payment of the amount due on redemption, less any applicable deferred sales charge, will be made within seven days thereafter except as discussed herein.

  Shareholders also may redeem their shares through their broker-dealers. The Principal Underwriter, acting as agent for the Fund, stands ready to repurchase Fund shares upon orders from dealers as follows: redemption requests received by broker-dealers prior to that day's close of trading on the Exchange and transmitted to the Fund prior to its close of business that day will receive the net asset value per share computed at the close of trading on the Exchange on the same day. Redemption requests received by broker-dealers after the day's close of trading on the Exchange and transmitted to the Fund prior to the close of business on the next business day will receive the next business day's net asset value price. The Principal Underwriter will pay the redemption proceeds, less any applicable deferred sales charge, to the dealer placing the order within seven days thereafter, assuming it has received proper documentation. The Principal Underwriter charges no fees for this service, but the shareholder's broker-dealer may do so.

  For the protection of shareholders, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, OR BANK OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND KIRC'S POLICIES. The Fund and KIRC may waive this requirement, but may also require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and KIRC reserve the right to withdraw this waiver at any time.

  If the Fund receives a redemption or repurchase order, but the shareholder has not clearly indicated the amount of money or number of shares involved, the Fund cannot execute the order. In such cases, the Fund will request the missing information from the shareholder and process the order the day it receives such information.

TELEPHONE
  Under ordinary circumstances you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898. To engage in telephone transactions generally, you must complete the appropriate sections of the Fund's application.

  In order to insure that instructions received by KIRC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.

  If the redemption proceeds are less than $2,500, they will be mailed by check. If they are $2,500 or more, they will be mailed, wired or sent by EFT to your previously designated bank account as you direct. If you do not specify how you wish your redemption proceeds to be sent, they will be mailed by check.

  If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker as set forth above.

SMALL ACCOUNTS
  Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if its value falls below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level. No contingent deferred sales charges are applied to such redemptions.

GENERAL
  The Fund reserves the right at any time to terminate, suspend or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

  Except as otherwise noted, neither the Fund, KIRC nor the Principal Underwriter assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Keystone Automated Response Line ("KARL") or by telephone. KIRC will employ reasonable procedures to confirm that instructions received over KARL or by telephone are genuine. Neither the Fund, KIRC nor the Principal Underwriter will be liable when following instructions received over KARL or by telephone that KIRC reasonably believes to be genuine.

  The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission, for the protection of shareholders, so orders.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

  Details on all shareholder services may be obtained from KIRC by calling toll free 1-800-343-2898.

KEYSTONE AUTOMATED RESPONSE LINE
  KARL offers shareholders specific fund account information and price and yield quotations as well as the ability to effect account transactions, including investments, exchanges and redemptions. Shareholders may access KARL by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES
  A shareholder who has obtained the appropriate prospectus may exchange shares of the Fund for shares of any of the other twelve funds in the Keystone Fund Family, on the basis of their respective net asset values by calling toll free 1-800-343-2898 or by writing KIRC at Box 2121, Boston, Massachusetts 02106-2121. (See "How to Redeem Shares" for additional information with respect to telephone transactions.)

  Fund shares purchased by check may be exchanged for shares of the named funds, other than KPMH, KTET or KTFF. In order to exchange Fund shares for shares of KPMH, KTET or KTFF, a shareholder must have held Fund shares for a period of at least six months. You may exchange your shares for another Keystone fund for a $10 fee by calling or writing to Keystone. The exchange fee is waived for individual investors who make an exchange using KARL. If the shares being tendered for exchange have been held for less than four years and are still subject to a deferred sales charge, such charge will carry over to the shares being acquired in the exchange transaction. The Fund reserves the right to terminate this exchange offer or to change its terms, including the right to change the service charge for any exchange.

  Orders to exchange shares of the Fund for shares of KLT will be executed by redeeming the shares of the Fund and purchasing shares of KLT at the net asset value of KLT shares determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Fund prior to 4:00 p.m. on any day the funds are open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. on any business day will be executed at the respective net asset values determined at the close of the next business day.

  An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the funds in a year or three in a calendar quarter.

  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial purchase requirements of the fund being acquired. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.

RETIREMENT PLANS
  The Fund has various retirement plans available to investors, including Individual Retirement Accounts ("IRAs"); Rollover IRAs; Simplified Employee Pension Plans ("SEPs"); Tax Sheltered Account Plans ("TSAs"); 403(b) Plans; 401(k) Plans; Keogh Plans; Corporate Profit-Sharing Plans; and Money Purchase Pension Plans. For details, including fees and application forms, call KIRC toll free at 1-800-247-4075 or write to KIRC at P.O. Box 2121, Boston, Massachusetts 02106-2121.

AUTOMATIC INVESTMENT PLAN
  Shareholders may take advantage of investing on an automatic basis by establishing an automatic investment plan. Funds are drawn on a shareholder's checking account monthly and used to purchase Fund shares.

AUTOMATIC WITHDRAWAL PLAN
  Under an Automatic Withdrawal Plan, shareholders may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $100 and may be as much as 1% per month or 3% per quarter of the total net asset value of the Fund shares in the shareholder's account when the Automatic Withdrawal Plan is opened. Fixed withdrawal payments are not subject to a deferred sales charge. Excessive withdrawals may decrease or deplete the value of a shareholder's account.

OTHER SERVICES
  Under certain circumstances shareholders may, within 30 days after a redemption, reinstate their accounts at current net asset value.

--------------------------------------------------------------------------------
PERFORMANCE DATA
--------------------------------------------------------------------------------

  From time to time, the Fund may advertise "total return" and "current yield." BOTH FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Total return refers to the Fund's average annual compounded rates of return over specified periods determined by comparing the initial amount invested to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of all recurring charges, if any, applicable to all shareholder accounts. The deduction of the contingent deferred sales charge is reflected in the applicable years. The exchange fee is not included in the calculation.

  Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period. The Fund presently does not intend to advertise current yield.


  The Fund may also include comparative performance information when advertising or marketing the Fund's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's Corporation and Ibbotson Associates or other industry publications.


--------------------------------------------------------------------------------
FUND SHARES
--------------------------------------------------------------------------------

  The Fund currently issues one class of shares, which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as explained under "Shareholder Services," but will have no other preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. The Fund may establish additional classes or series of shares.

  The Fund does not have annual meetings. The Fund will have special meetings from time to time as required under its Declaration of Trust and under the 1940 Act. As provided in the Fund's Declaration of Trust, shareholders have the right to remove Trustees by an affirmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when 10% of the outstanding shares request a meeting for the purpose of removing a Trustee. The Fund is prepared to assist shareholders in communications with one another for the purpose of convening such a meeting as prescribed by Section 16(c) of the 1940 Act.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  KIRC, located at 101 Main Street, Cambridge, Massachusetts 02142-1519, is a wholly-owned subsidiary of Keystone and serves as the Fund's transfer agent and dividend disbursing agent.


  When the Fund determines from its records that more than one account in the Fund is registered in the name of a shareholder or shareholders having the same address, upon written notice to those shareholders, the Fund intends, when an annual report or semi-annual report of the Fund is required to be furnished, to mail one copy of such report to that address.


  Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

--------------------------------------------------------------------------------
                      ADDITIONAL INVESTMENT INFORMATION
--------------------------------------------------------------------------------

  The Fund may engage in the following investment practices to the extent described in the prospectus and the statement of additional information.

OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS
  The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S., and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS
  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.


MASTER DEMAND NOTES
  Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes purchased by the Fund permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days notice) and to resell the note at any time to a third party. Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, Keystone considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund will invest in them only if, at the time of investment, the issuer meets the criteria established for commercial paper.


REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by Keystone to be credit- worthy. Such persons must be registered as U.S. government securities dealers with an appropriate regulatory organization. Under such agreements, the bank, primary dealer or other financial institution agrees upon entering into the contract to repurchase the security at a mutually agreed upon date and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Under a repurchase agreement, the seller must maintain the value of the securities subject to the agreement at not less than the repurchase price, such value being determined on a daily basis by marking the underlying securities to their market value. Although the securities subject to the repurchase agreement might bear maturities exceeding a year, the Fund intends only to enter into repurchase agreements that provide for settlement within a year and usually within seven days. Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve book entry system. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible declines in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto;
(2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. The Board of Trustees has established procedures to evaluate the creditworthiness of each party with whom the Fund enters into repurchase agreements by setting guidelines and standards of review for Keystone and monitoring Keystone's actions with regard to repurchase agreements.


REVERSE REPURCHASE AGREEMENTS
  Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Fund's custodian containing liquid assets such as U.S. government securities or other high grade debt securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price. Borrowing and reverse repurchase agreements magnify the potential for gain or loss on the portfolio securities of the Fund and, therefore, increase the possibility of fluctuation in the Fund's net asset value. Such practices may constitute leveraging. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. The staff of the Securities and Exchange Commission has taken the position that reverse repurchase agreements are subject to the percentage limit on borrowings imposed under the 1940 Act.

FOREIGN SECURITIES
  The Fund may invest up to 25% of its assets in securities principally traded in securities markets outside the United States. At the time the Fund does not intend to invest more than 5% of its assets in foreign securities. While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different than those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments and currency blockage (which would prevent cash from being brought back to the United States).

  In addition, investing in securities of foreign issuers generally involves more risk than investing in securities of domestic issuers for the following reasons: (1) there may be less public information available about foreign companies than is available about U.S. companies; (2) foreign companies are not generally subject to the uniform accounting, auditing and financial reporting standards and practices applicable to U.S. companies; (3) foreign stock markets have less volume than the U.S. market, and the securities of some foreign companies are much less liquid and much more volatile than the securities of comparable U.S. companies; (4) foreign securities transactions may involve higher brokerage commissions; (5) there may be less government regulation of stock markets, brokers, listed companies and banks in foreign countries than in the U.S.; (6) the Fund may incur fees on currency exchanges when it changes investments from one country to another; (7) the Fund's foreign investments could be affected by expropriation, confiscatory taxation, nationalization, establishment of currency exchange controls, political or social instability or diplomatic developments; (8) fluctuations in foreign exchange rates will affect the value of the Fund's investments, the value of dividends and interest earned, gains and losses realized on the sale of securities, net investment income and unrealized appreciation or depreciation of investments; and (9) interest and dividends on foreign securities may be subject to withholding taxes in a foreign country that could result in a reduction of net investment income available for distribution.

  Investing in securities of issuers in emerging market countries involves exposure to economic systems that are generally less mature and political systems that are generally less stable than those of developed countries. In addition, investing in companies in emerging market countries may also involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. Furthermore, investing in securities of companies in the formerly communist countries of Eastern Europe and the People's Republic of China involves additional risks to those associated with investments in companies in non-formerly communist emerging markets countries. Specifically, those countries could convert back to a single economic system, and the claims of property owners prior to the expropriation by the communist regime could be settled in favor of the former property owners, in which case the Fund could lose its entire investment in those countries. These risks are carefully considered by Keystone prior to the purchase of these securities.


"WHEN ISSUED" SECURITIES
  The Fund may also purchase and sell securities and currencies on a when issued and delayed delivery basis. When issued or delayed delivery transactions arise when securities or currencies are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When the Fund engages in when issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. No payment or delivery is made by the Fund however, until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. When issued and delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates, currency rates and other market factors, both before and after delivery. The Fund does not accrue any income on such securities or currencies prior to their delivery. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage. The Fund currently does not intend to invest more than 5% of its assets in when issued or delayed delivery transactions.

LOANS OF SECURITIES TO BROKER-DEALERS
  The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash or securities of the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to the Fund if, as a result, the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of the cash loan collateral in U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if, in the opinion of the Fund, a material event affecting the investment is to occur. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans may only be made to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.

DERIVATIVES
  The Fund may use derivatives in furtherance of its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.


  Derivatives can be used by investors such as the Fund to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes, although the Fund generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The Fund uses futures contracts and related options for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. Keystone is not an aggressive user of derivatives with respect to the Fund. However, the Fund may take positions in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objective and policies.


  Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

  There are four principal types of derivative instruments -- options, futures, forwards and swaps -- from which virtually any type of derivative transaction can be created. Further information regarding options and futures, is provided later in this section and is provided in the Fund's statement of additional information. The Fund does not presently engage in the use of swaps.

  While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Fund.

* Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Fund's interest.

* Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

* Credit Risk -- This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

* Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

* Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


* Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.


OPTIONS TRANSACTIONS
  WRITING COVERED OPTIONS. The Fund may write (i.e., sell) covered call and put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Fund also may write straddles (combinations of covered puts and calls on the same underlying security).

  The Fund may only write "covered" options. This means that so long as the Fund is obligated as the writer of a call option it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. If the Fund has written options against all of its securities that are available for writing options, the Fund may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs may result. The Fund does not expect, however, that this will occur.

  The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

  The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and, by writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

  PURCHASING OPTIONS. The Fund may purchase put or call options, including purchasing put or call options for the purpose of offsetting previously written put or call options of the same series.

  If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

  An option position may be closed out only in a secondary market for an option of the same series. Although the Fund generally will write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and, for some options, no secondary market may exist. In such event, it might not be possible to effect a closing transaction in a particular option.

  Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair the Fund's ability to use such options to achieve its investment objective.

   OPTIONS TRADING MARKETS. Options in which the Fund will trade are generally listed on national securities exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any exchange, but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions could fail to meet their obligations to the Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in this prospectus and in the statement of additional information.

  The staff of the Securities and Exchange Commission is of the view that the premiums that the Fund pays for the purchase of unlisted options and the value of securities used to cover unlisted options written by the Fund are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its policies on illiquid securities.

FUTURES TRANSACTIONS
  The Fund may enter into currency and other financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into securities, currency or index based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

  The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the Fund's contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines. The Fund intends to purchase futures contracts in order to establish what is believed by Keystone to be a favorable price and rate of return for securities or favorable exchange rate for currencies the Fund intends to purchase.

  The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

  The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case, it would continue to bear market risk on the transaction.

  Although futures and related options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates, exchange rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if Keystone correctly predicts interest or exchange rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities or currencies positions may be caused by differences between the futures and securities or currencies markets or by differences between the securities or currencies underlying the Fund's futures position and the securities or currencies held by or to be purchased for the Fund. Keystone will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

  The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in its prospectus and statement of additional information.


FOREIGN CURRENCY TRANSACTIONS
  As discussed above, the Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities, they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

  As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to accurately predict the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Although the Fund does not currently intend to do so, the Fund may also purchase and sell options related to foreign currencies. The Fund does not intend to enter into foreign currency transactions for speculation or leverage.

                                   KEYSTONE
                                 FUND FAMILY


                           Quality Bond Fund (B-1)
                         Diversified Bond Fund (B-2)
                         High Income Bond Fund (B-4)
                             Balanced Fund (K-1)
                         Strategic Growth Fund (K-2)
                         Growth and Income Fund (S-1)
                          Mid-Cap Growth Fund (S-3)
                       Small Company Growth Fund (S-4)
                              International Fund
                           Precious Metals Holdings
                                Tax Free Fund
                               Tax Exempt Trust
                                 Liquid Trust



                   [LOGO]  KEYSTONE
                           INVESTMENTS

                           Keystone Investment Distributors Company
                           200 Berkeley Street
                           Boston, Massachusetts 02116-5034


                                        [recycle symbol]


S4-P Sup. 11/95
155M


                                    KEYSTONE

                                     Photo:
                                  Little girl
                                    watering
                                    flowers



                                 SMALL COMPANY
                               GROWTH FUND (S-4)



                                     [LOGO]



                                 PROSPECTUS AND
                                  APPLICATION

                      STATEMENT OF ADDITIONAL INFORMATION


                    KEYSTONE SMALL COMPANY GROWTH FUND (S-4)
              (FORMERLY NAMED KEYSTONE CUSTODIAN FUND, SERIES S-4)


                                AUGUST 18, 1995
                         SUPPLEMENTED NOVEMBER 29, 1995


         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone Small Company Growth Fund (S-4) (formerly named Keystone Custodian Fund, Series S-4) (the "Fund") dated August 18, 1995, as Supplemented on November 29, 1995. A copy of the prospectus may be obtained from Keystone Investment Distributors Company (the "Principal Underwriter"), the Fund's principal underwriter, located at 200 Berkeley Street, Boston, Massachusetts, 02116-5034 or your broker-dealer.


                               TABLE OF CONTENTS
                                                                      Page
                  Investment Objective and Policies                      2
                  Investment Restrictions                                2
                  Valuation of Securities                                4
                  Distributions and Taxes                                4
                  Sales Charges                                          5
                  Distribution Plan                                      8
                  The Trust Agreement                                   10
                  Investment Manager                                    11
                  Investment Adviser                                    14
                  Trustees and Officers                                 16
                  Principal Underwriter                                 19
                  Brokerage                                             20
                  Standardized Total Return
                    and Yield Quotations                                22
                  Additional Information                                23
                  Appendix                                             A-1
                  Financial Statements                                 F-1
                  Independent Auditors' Report                         F-13





#1016066e

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

         The Fund is an open-end, diversified management investment company. The Fund's investment objective is to provide shareholders with long-term growth of capital. It is the Fund's policy to invest its assets as fully as practicable.


--------------------------------------------------------------------------------
                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

         None of the restrictions enumerated in this paragraph may be changed without a vote of the holders of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund's outstanding shares.
The Fund shall not do any of the following:

         (1) invest more than 5% of its total assets, computed at market value at the time of purchase, in the securities of any one issuer (other than United States ("U.S.") government securities) except that up to 25% of its total assets may be invested without regard to this limit;

         (2) invest in more than 10% of the outstanding voting securities of any one issuer, other than securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities;

         (3) invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         (4) borrow money, except that the Fund may (a) borrow money from banks for temporary or emergency purposes in aggregate amounts up to 10% of the value of the Fund's net assets (computed at cost); or (b) enter into reverse repurchase agreements;

         (5) underwrite securities, except that the Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Fund may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

         (6) purchase or sell real estate or interests in real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate, or purchase or sell commodities or commodity contracts, except that the Fund may engage in currency or other financial futures contracts and related options transactions;

         (7) invest for the primary purpose of exercising control over, or management of, any issuer;

         (8) make margin purchases or short sales of securities;

         (9) make loans, except that the Fund may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Fund's investment objective and policies;

         (10) invest more than 25% of its total assets in the securities of issuers in any single industry, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

         (11) purchase the securities of any other investment company except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company.

         If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in the value of a security or a decrease in Fund assets is not a violation of the limit.

         The Fund has no current intention of attempting to increase its net income by borrowing and intends to repay any borrowings made in accordance with the fourth investment restriction enumerated above before it makes any additional investments.

         Additional restrictions adopted by the Fund, which may be changed by the Board of Trustees, provide that the Fund may not purchase or retain securities of an issuer if, to the knowledge of the Fund, any officer, Trustee or Director of the Fund, Keystone Management, Inc. ("Keystone Management") or Keystone, each owning beneficially more than 1/2 of 1% of the securities of such issuer, own, in the aggregate, more than 5% of the securities of such issuer, or such persons or management personnel of the Fund, Keystone Management or Keystone have a substantial beneficial interest in the securities of such issuer. Portfolio securities of the Fund may not be purchased from or sold or loaned to Keystone Management, Keystone or any affiliate thereof or any of their Directors, officers or employees.

         Although not fundamental restrictions or policies requiring a shareholders' vote to change, the Fund has agreed so long as a state authority requires and shares of the Fund are registered for sale in that state, the Fund will (1) limit its purchase of warrants to 5% of net assets of which 2% may be warrants not listed on the New York or American Stock Exchanges; and (2) not invest in oil, gas or other mineral leases.

         Additional restrictions adopted by the Fund, which may be changed by the Fund's Board of Trustees, stipulate that the Fund may not purchase or retain securities of an issuer if, to the knowledge of the Fund, any officer, Trustee or Director of the Fund, Keystone Management, Inc. ("Keystone Management") or Keystone Investment Management Company ("Keystone"), each owning beneficially more than 1/2 of 1% of the securities of such issuer, own, in the aggregate, more than 5% of the securities of such issuer, or such persons or management personnel of the Fund, Keystone Management or Keystone have a substantial beneficial interest in the securities of such issuer. Portfolio securities of the Fund may not be purchased from or sold or loaned to Keystone Management, Keystone or any affiliate thereof or any of their Directors, officers or employees.

         In order to permit the sale of Fund shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved.


--------------------------------------------------------------------------------
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

         Current value for the Fund's portfolio securities is determined in the following manner:

         (1) Securities traded on an established exchange are valued on the basis of the last sales price on the exchange where the securities are primarily traded prior to the time of the valuation. Securities traded in the over-the-counter market, for which complete quotations are readily available, are valued at the mean of the bid and asked prices at the time of valuation.

         (2) Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days are valued at market value. Short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. In any case, such valuation reflects fair value as determined by the Fund's Board of Trustees.

         (3) The Fund's Board of Trustees values the following securities at prices it deems in good faith to be fair: (a) securities, including restricted securities, for which complete quotations are not readily available; (b) listed securities if, in the Board's opinion, the last sales price does not reflect a current market value or if no sale occurred; and (c) other assets.


--------------------------------------------------------------------------------
                            DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

         The Fund distributes to its shareholders dividends from net investment income and net realized long-term and short-term capital gains annually in shares or, at the option of the shareholder, in cash. (Distributions of ordinary income maybe eligible in whole or in part for the corporate 70% dividends received deduction.) Shareholders who have not opted, prior to the record date for any distribution, to receive cash will have the number of distributed shares determined on the basis of the Fund's net asset value per share computed at the end of the day on the record date after adjustment for the distribution. Net asset value is used in computing the number of shares in both gains and income distribution reinvestments. Account statements and/or checks as appropriate will be mailed to shareholders by the 15th of the appropriate month. Unless the Fund receives instructions to the contrary from a shareholder before the record date, it will assume that the shareholder wishes to receive that distribution and future gains and income distributions in shares. Instructions continue in effect until changed in writing.

         Distributed long-term capital gains are taxable as such to the shareholder regardless of the period of time Fund shares have been held by the shareholder. However, if such shares are held less than six months and redeemed at a loss, the shareholder will recognize a long-term capital loss on such shares to the extent of the long-term capital gain distribution received in connection with such shares. If the net asset value of the Fund's shares is reduced below a shareholder's cost by a capital gains distribution, such distribution, to the extent of the reduction, would be a return of investment though taxable as stated above. Since distributions of capital gains depend upon profits actually realized from the sale of securities by the Fund, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation. Such dividends and distributions may also be subject to state and local taxes.

         When the Fund makes a distribution, it intends to distribute only the Fund's net capital gains and such income as has been predetermined to the best of the Fund's ability to be taxable as ordinary income. Shareholders of the Fund will be advised annually of the federal income tax status of distributions.


--------------------------------------------------------------------------------
                                 SALES CHARGES
--------------------------------------------------------------------------------

         In order to reimburse the Fund for certain expenses relating to the sale of its shares (see "Distribution Plan"), a deferred sales charge may be imposed at the time of redemption of certain Fund shares within four calendar years after their purchase. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the shareholder. For the fiscal year ended May 31, 1995, the Fund recovered $44,362 in deferred sales charges.

         The contingent deferred sales charge is a declining percentage of the lesser of (1) the net asset value of the shares redeemed, or (2) the total cost of such shares. No contingent deferred sales charge is imposed when the shareholder redeems amounts derived from (1) increases in the value of his account above the total cost of such shares due to increases in the net asset value per share of the Fund; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; or (3) shares held in all or part of more than four consecutive calendar years.

         Subject to the limitations stated above, the contingent deferred sales charge is imposed according to the following schedule: 4% of amounts redeemed during the calendar year of purchase; 3% of amounts redeemed during the calendar year after the year of purchase; 2% of amounts redeemed during the second calendar year after the year of purchase; and 1% of amounts redeemed during the third calendar year after the year of purchase. No contingent deferred sales charge is imposed on amounts redeemed thereafter.

         The following example illustrates the operation of the contingent deferred sales charge. Assume that an investor makes a purchase payment of $10,000 during the calendar year 1995 and on a given date in 1996 the value of the investor's account has grown through investment performance and reinvestment of distributions to $12,000. On such date in 1996, the investor could redeem up to $2,000 ($12,000 minus $10,000) without incurring a deferred sales charge. If, on such date, the investor should redeem $3,000, a deferred sales charge would be imposed on $1,000 of the redemption (the amount by which the investor's account was reduced by the redemption below the amount of the initial purchase payment). The charge would be imposed at the rate of 3% (because the redemption is made during the calendar year after the calendar year of purchase) and would total $30.

         In determining whether a contingent deferred sales charge is payable and, if so, the percentage charge applicable, it is assumed that shares held the longest are the first to be redeemed. There is no contingent deferred sales charge on exchanges of shares between the Funds in the Keystone Fund Family that have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. Moreover, when shares of one such fund have been exchanged for shares of another such fund, the calendar year of the exchange, for purposes of any future deferred sales charge, is assumed to be the year shares tendered for exchange were originally purchased.

         Shares also may be sold, to the extent permitted by applicable law, regulations, interpretations or exemptions, at net asset value without the imposition of a deferred sales charge to (1) officers, Directors, Trustees, full-time employees and sales representatives of the Fund, Keystone Management, Keystone, Keystone Investments, Inc. ("Keystone Investments"), Harbor Capital Management Company, Inc., their subsidiaries and the Principal Underwriter, who have been such for not less than ninety days; and (2) the pension and profit-sharing plans established by such companies, their subsidiaries and affiliates, for the benefit of their officers, Directors, Trustees, full-time employees and sales representatives, provided, however, that all such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption by the Fund.

         No contingent deferred sales charge is imposed on a redemption of shares of the Fund purchased by a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in shares of the Fund, any other Fund in the Keystone Fund Family (as hereinafter defined), Keystone Precious Metals Holdings, Inc., Keystone International Fund Inc., Keystone Tax Exempt Trust, Keystone Tax Free Fund, Keystone Liquid Trust and/or any Keystone America Fund (as hereinafter defined), is at least $500,000 and any commission paid by the Fund and such other funds at the time of such purchase is not more than 1% of the amount invested.

         In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 591/2 years old; (4) involuntary redemptions of an account having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under an Automatic Withdrawal Plan of up to 11/2% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

REDEMPTION OF SHARES

         The Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's assets in any 90 day period.


--------------------------------------------------------------------------------
                               DISTRIBUTION PLAN
--------------------------------------------------------------------------------

         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1. The Fund bears some of the costs of selling its shares under a Distribution Plan adopted on June 1, 1983 pursuant to Rule 12b-1 (the "Distribution Plan").

         The Fund's Distribution Plan provides that the Fund may expend up to 0.3125% quarterly (approximately 1.25% annually) of the average daily net asset value of its shares to pay distribution costs for sales of its shares and to pay shareholder service fees. The NASD rule limit such annual expenditures to 1.0%, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The aggregate amount that the Fund may pay for such distribution costs is limited to 6.25% of gross share sales since the inception of the Fund's Distribution Plan plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges paid by shareholders to the Principal Underwriter).

         Payments under the Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers)
(1) as commissions for Fund shares sold and (2) as shareholder service fees in respect of shares maintained by the recipients outstanding on the Fund's books for specific periods. Amounts paid or accrued to the Principal Underwriter under
(1) and (2) in the aggregate may not exceed the limitation referred to above. The Principal Underwriter generally reallows to brokers or others a commission equal to 4% of the price paid for each Fund share sold as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares maintained by such recipients and outstanding on the books of the Fund for specified periods.

         If the Fund is unable to pay the Principal Underwriter a commission on a new sale because the annual maximum (0.75% of average daily net assets) has been reached, the Principal Underwriter intends, but is not obligated, to continue to accept new orders for the purchase of Fund shares and to pay commissions and service fees to dealers in excess of the amount it currently receives from the Fund. While the Fund is under no contractual obligation to pay the Principal Underwriter for advances made by the Principal Underwriter in excess of the Distribution Plan limitation, the Principal Underwriter intends to seek full payment of such amounts from the Fund (together with interest at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. The Principal Underwriter currently intends to seek payment of interest only on such charges paid or accrued by the Principal Underwriter subsequent to January 1, 1992. If the Fund's Independent Trustees ("Independent Trustees") authorize such payments, the effect will be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Distribution Plan. If the Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limit specified above, and the amounts and purposes of expenditures under the Distribution Plan must be reported to the Fund's Independent Trustees quarterly. The Fund's Independent Trustees may require or approve changes in the implementation or operation of the Distribution Plan and may require that total expenditures by the Fund under the Distribution Plan be kept within limits lower than the maximum amount permitted by the Distribution Plan as stated above. If such costs are not limited by the Independent Trustees, such costs could, for some period of time, be higher than such costs permitted by most other plans presently adopted by other investment companies.

         The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Fund. Any change in the Distribution Plan that would materially increase the distribution expenses of the Fund provided for in the Distribution Plan requires shareholder approval. Otherwise, the Distribution Plan may be amended by votes of the majority of both (1) the Fund's Trustees and
(2) the Independent Trustees cast in person at a meeting called for the purpose of voting on such amendment.

         While the Distribution Plan is in effect, the Fund is required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         During the fiscal year ended May 31, 1995, the Fund paid the Principal Underwriter $11,939,347 under the Distribution Plan. For said year, the Principal Underwriter received $2,054,140 after payments of commissions on new sales and shareholder service fees to dealers and others in the amount of $9,885,207, of which $876,111 was an advance.

         Whether any expenditure under the Distribution Plan is subject to a state expense limit will depend upon the nature of the expenditure and the terms of the state law, regulation or order imposing the limit. A portion of the Fund's Distribution Plan expenses may be includable in the Fund's total operating expenses for purposes of determining compliance with state expense limits.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plan have benefited the Fund.


--------------------------------------------------------------------------------
                              THE TRUST AGREEMENT
--------------------------------------------------------------------------------

TRUST AGREEMENT

         The Fund is a Pennsylvania common law trust established under a Trust Agreement dated July 15, 1935, as amended and restated on December 19, 1989 (the "Declaration of Trust"). The Declaration of Trust restructured the Fund so that its operation would be substantially similar to that of most other mutual funds. The Declaration of Trust provides for a Board of Trustees and enables the Fund to enter into an agreement with an investment manager and/or adviser to provide the Fund with investment advisory, management and administrative services. A copy of the Declaration of Trust is filed as an exhibit to the Fund's Registration Statement, of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest and the creation of additional series and/or classes of series of Fund shares. Each share represents an equal proportionate interest in the Fund with each other share of that class. Upon liquidation, shares are entitled to a pro rata share in the net assets of their class of Fund shares. Shareholders shall have no preemptive or conversion rights. Shares are transferable. The Fund currently intends to issue only one class of shares.

SHAREHOLDER LIABILITY

         Pursuant to court decisions or other theories of law, shareholders of a Pennsylvania common law trust could possibly be held personally liable for the obligations of the trust. The possibility of Fund shareholders incurring financial loss under such circumstances appears to be remote, however, because the Declaration of Trust (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of Fund property for any shareholder held personally liable for the obligations of the Fund.

VOTING RIGHTS

         Under the terms of the Declaration of Trust, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. There shall be no cumulative voting in the election of Trustees.

         After a meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, or until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely unless otherwise required by law and may appoint successor Trustees. A Trustee may cease to hold office or may be removed from office (as the case may be) (1) at any time by a two-thirds vote of the remaining Trustees;
(2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

         The Trustees have absolute and exclusive control over the management and disposition of all assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.


--------------------------------------------------------------------------------
                               INVESTMENT MANAGER
--------------------------------------------------------------------------------

         Subject to the general supervision of the Fund's Board of Trustees, Keystone Management, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, serves as investment manager to the Fund and is responsible for the overall management of the Fund's business and affairs. Keystone Management, organized in 1989, is a wholly-owned subsidiary of Keystone. Its directors and principal executive officers have been affiliated with Keystone, a seasoned investment adviser, for a number of years. Keystone Management also serves as investment manager to each of the other funds in the Keystone Fund Family and to certain other funds in the Keystone Investments Family of Funds.

         Except as otherwise noted below, pursuant to an Investment Management Agreement with the Fund (the "Management Agreement") and subject to the supervision of the Fund's Board of Trustees, Keystone Management manages and administers the operation of the Fund, and manages the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objectives and restrictions. The Management Agreement stipulates that Keystone Management shall provide office space, all necessary office facilities, equipment and personnel in connection with its services under the Management Agreement and shall pay or reimburse the Fund for the compensation of Fund officers and Trustees who are affiliated with the investment manager as well as pay all expenses of Keystone Management incurred in connection with the provisions of its services. All charges and expenses, other than those specifically referred to as being borne by Keystone Management, will be paid by the Fund, including, but not limited to, custodian charges and expenses; bookkeeping and auditors' charges and expenses; transfer agent charges and expenses; fees of Independent Trustees; brokerage commissions, brokers' fees and expenses; issue and transfer taxes; costs and expenses under the Distribution Plan; taxes and trust fees payable to governmental agencies; the cost of share certificates; fees and expenses of the registration and qualification of the Fund and its shares with the Securities and Exchange Commission (sometimes referred to herein as the "SEC" or the "Commission") or under state or other securities laws; expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; expenses of shareholders' and Trustees' meetings; charges and expenses of legal counsel for the Fund and for the Trustees of the Fund on matters relating to the Fund, charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund.

         The Management Agreement permits Keystone Management to enter into an agreement with Keystone or another investment adviser, under which Keystone or such other investment adviser, as investment adviser, will provide substantially all the services to be provided by Keystone Management under the Management Agreement. The Management Agreement also permits Keystone Management to delegate to Keystone or another investment adviser substantially all of its rights, duties and obligations under the Management Agreement.

         Services performed by Keystone Management include (1) performing research and planning with respect to (a) the Fund's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"), (b) tax treatment of the Fund's portfolio investments, (c) tax treatment of special corporate actions (such as reorganizations), (d) state tax matters affecting the Fund, and (e) the Fund's distributions of income and capital gains; (2) preparing the Fund's federal and state tax returns; (3) providing services to the Fund's shareholders in connection with federal and state taxation and distributions of income and capital gains; and (4) storing documents relating to the Fund's activities.

         The Fund pays Keystone Management a fee for its services at the annual rate set forth below:

                                          Aggregate Net Asset Value
Annual Management Fee                     of the shares of the Fund
--------------------------------------------------------------------------------
0.70%    of the first                          $  100,000,000, plus
0.65%    of the next                           $  100,000,000, plus
0.60%    of the next                           $  100,000,000, plus
0.55%    of the next                           $  100,000,000, plus
0.50%    of the next                           $  100,000,000, plus
0.45%    of the next                           $  500,000,000, plus
0.40%    of the next                           $  500,000,000, plus
0.35%    of amounts over                       $1,500,000,000.

computed as of the close of business each business day and paid daily.

         The Fund is subject to certain state annual expense limitations, the most restrictive of which is as follows:

         2.5% of the first $30 million of Fund average net assets; 2.0% of the next $70 million of Fund average net assets; and 1.5% of the Fund average net assets over $100 million.

         Capital charges and certain expenses, including a portion of the Fund's Distribution Plan expenses, are not included in the calculation of the state expense limitations. These limitations may be modified or eliminated in the future.

         As a continuing condition of registration of shares in a state, Keystone Management has agreed to reimburse the Fund annually for certain operating expenses incurred by the Fund in excess of certain percentages of the Fund's average daily net assets. Keystone Management is not required, however, to make such reimbursements to the extent it would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. This condition may be modified or eliminated in the future.

         The Management Agreement continues in effect only if approved at least annually by the Fund's Board of Trustees or by a vote of a majority of the outstanding shares, and such renewal has been approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Management Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         For additional discussion of fees paid to Keystone Management, see "Investment Adviser" below.


--------------------------------------------------------------------------------
                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

         Pursuant to its Management Agreement, Keystone Management has delegated its investment management functions, except for certain administrative and management services, to Keystone and has entered into an Investment Advisory Agreement with Keystone (the "Advisory Agreement") pursuant to which Keystone provides investment advisory and management services to the Fund.

         Keystone, located at 200 Berkeley Street, Boston, Massachu-setts 02116-5034, has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("Keystone Investments"), located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         Keystone Investments is a corporation privately owned by current and former members of management and certain employees of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey and Ralph J. Spuehler, Jr. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone Management, Keystone, their affiliates and the Keystone Investments Family of Funds.

         Pursuant to the Advisory Agreement, Keystone receives for its services an annual fee representing 85% of the management fee received by Keystone Management under its Management Agreement.

         Under the terms of the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone manages and administers the operation of the Fund, and manages the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objective and restrictions. The Advisory Agreement stipulates that Keystone shall provide office space, all necessary office facilities, equipment and personnel in connection with its services under the Advisory Agreement and pay or reimburse the Fund for the compensation of Fund officers and Trustees who are affiliated with the investment adviser and will pay all expenses of Keystone incurred in connection with the provision of its services. All charges and expenses other than those specifically referred to as being borne by Keystone will be paid by the Fund, including, but not limited to, custodian charges and expenses; bookkeeping and auditors' charges and expenses; transfer agent charges and expenses; fees of Independent Trustees; brokerage commissions, brokers' fees and expenses; issue and transfer taxes; costs and expenses under the Distribution Plan; taxes and trust fees payable to governmental agencies; the cost of share certificates, fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; expenses of shareholders' and Trustees' meetings; charges and expenses of legal counsel for the Fund and for the Trustees of the Fund on matters relating to the Fund; charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund.

         During the fiscal year ended May 31, 1993, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $4,473,768, which represented 0.54% of the Fund's average daily net assets. Of such amount paid to Keystone Management, $3,802,703 was paid to Keystone for investment advisory services to the Fund.

         For the year ended May 31, 1994, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $5,433,201, which represented 0.52% of the Fund's average daily net assets. Of such amount paid to Keystone Management, $4,618,221 was paid to Keystone for investment advisory services to the Fund.

         For the year ended May 31, 1995, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $6,037,504, which represented 0.50% of the Fund's average daily net assets. Of such amount paid to Keystone Management, $5,131,878 was paid to Keystone for investment advisory services to the Fund.


--------------------------------------------------------------------------------
                             TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

         Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

*ALBERT H. ELFNER, III: President, Chief Executive Officer and Trustee of the
    Fund; Chairman of the Board, President, Director and Chief Executive Officer of Keystone Investments, Inc. ("Keystone Investments"); President, Chief Executive Officer and Trustee or Director of all 30 Funds in the Keystone Investments Family of Funds; Chairman of the Board, Director and Chief Executive Officer of Keystone Investment Management Company ("Keystone"); Chairman of the Board and Director of Keystone Institutional Company, Inc. ("Keystone Institutional") (formerly named Keystone Investment Management Corporation), and Keystone Fixed Income Advisors ("KFIA"); Director, Chairman of the Board, Chief Executive Officer and President of Keystone Management, Inc. ("Keystone Management"), Keystone Software Inc. ("Keystone Software"); Director and President of Keystone Asset Corporation, Keystone Capital Corporation, and Keystone Trust Company; Director of Keystone Investment Distributors Company ("the Principal Underwriter"), Keystone Investor Resource Center, Inc. ("KIRC"), and Fiduciary Investment Company, Inc. ("FICO"); Director of Boston Children's Services Association; Trustee of Anatolia College, Middlesex School, and Middlebury College; Member, Board of Governors, New England Medical Center; former Director and President of Hartwell Keystone Advisers, Inc. ("Hartwell Keystone"); former Director and Vice President of Robert Van Partners, Inc.; and former Trustee of Neworld Bank.

FREDERICK AMLING: Trustee of the Fund; Trustee or Director of all other Keystone
    Investments Funds; Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

CHARLES A. AUSTIN III: Trustee of the Fund; Trustee or Director of all other
    Keystone Investments Funds; Investment Counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice) and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

*GEORGE S. BISSELL: Chairman of the Board and Trustee of the Fund; Director of
    Keystone Investments; Chairman of the Board and Trustee or Director of all other Keystone Investments Funds; Director and Chairman of the Board of Hartwell Keystone; Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Chairman of the Board and Chief Executive Officer of Keystone Investments; and former Chief Executive Officer of the Fund.

EDWIN D. CAMPBELL: Trustee of the Fund; Trustee or Director of all other
    Keystone Investments Funds; Executive Director, Coalition of Essential Schools, Brown University; Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; and former Dean, School of Business, Adelphi University.

CHARLES F. CHAPIN: Trustee of the Fund; Trustee or Director of all other
    Keystone Investments Funds; former Group Vice President, Textron Corp.; and former Director, Peoples Bank (Charlotte, N.C).

LEROY KEITH, JR.: Trustee of the Fund; Trustee or Director of all other Keystone
    Investments Funds; Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

K. DUN GIFFORD: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Chairman of the Board, Director and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments and Keystone.

F. RAY KEYSER, JR.: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Of Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic; Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc. and the Investment Company Institute; former Governor of Vermont; former Director and President, Associated Industries of Vermont; former Chairman and President, Vermont Marble Company; former Director of Keystone; and former Director and Chairman of the Board, Green Mountain Bank.

DAVID M. RICHARDSON: Trustee of the Fund; Trustee or Director of all other
    Keystone Investments Funds; Executive Vice President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc. and J & M Cumming Paper Co.

RICHARD J. SHIMA: Trustee of the Fund; Trustee or Director of all other Keystone
    Investments Funds; Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association and Enhanced Financial Services, Inc.; Member, Georgetown College Board of Advisors; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood-Oxford School and Greater Hartford YMCA; former Director, Executive Vice President and Vice Chairman of The Travelers Corporation; and former Managing Director of Russell Miller, Inc.

ANDREW J. SIMONS: Trustee of the Fund; Trustee or Director of all other Keystone
    Investments Funds; Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; former President, Nassau County Bar Association; former Associate Dean and Professor of Law, St. John's University School of Law.

EDWARD F. GODFREY: Senior Vice President of the Fund; Senior Vice President of all other Keystone Investments Funds; Director, Senior Vice President, Chief Financial Officer and Treasurer of Keystone Investments, the Principal Underwriter, Keystone Asset Corporation, Keystone Capital Corporation, Keystone Trust Company; Treasurer of Keystone Institutional, and FICO; Treasurer and Director of Keystone Management, and Keystone Software; Vice President and Treasurer of KFIA; and Director of KIRC; former Treasurer and Director of Hartwell Keystone; and former Treasurer of Robert Van Partners, Inc.

JAMES R. McCALL: Senior Vice President of the Fund; Senior Vice President of all other Keystone Investments Funds; and President of Keystone.

KEVIN J. MORRISSEY: Treasurer of the Fund; Treasurer of all other Keystone
    Investments Funds; Vice President of Keystone Investments; Assistant Treasurer of FICO and Keystone; and former Vice President and Treasurer of KIRC.

ROSEMARY D. VAN ANTWERP: Senior Vice President and Secretary of the Fund; Senior
    Vice President and Secretary of all other Keystone Investments Funds; Senior Vice President, General Counsel and Secretary of Keystone; Senior Vice President, General Counsel, Secretary and Director of the Principal Underwriter, Keystone Management and Keystone Software; Senior Vice President and General Counsel of Keystone Institutional; Senior Vice President, General Counsel and Director of FICO and KIRC; Vice President and Secretary of KFIA; Senior Vice President, General Counsel and Secretary of Keystone Investments, Keystone Asset Corporation, Keystone Capital Corporation and Keystone Trust Company; and former Senior Vice President and Secretary of Hartwell Keystone, and Robert Van Partners, Inc.

* This Trustee may be considered an "interested person" within the meaning of the 1940 Act.

         Mr. Elfner and Mr. Bissell are "interested persons" by virtue of their positions as officers and/or Directors of Keystone Investments and several of its affiliates including Keystone, the Principal Underwriter and KIRC. Mr. Elfner and Mr. Bissell own shares of Keystone Investments. Mr. Elfner is Chairman of the Board, Chief Executive Officer and a Director of Keystone Investments. Mr. Bissell is a Director of Keystone Investments.

         During the fiscal year ended May 31, 1995, no Trustee affiliated with Keystone or any officer received any direct remuneration from the Fund. During the same period, the unaffiliated Trustees received approximately $52,742 in retainers and fees from the Fund. Annual retainers and meeting fees paid by all funds in the Keystone Investments Family of Funds (which includes 30 mutual funds) for the fiscal year ended May 31, 1995, totalled approximately $516,260. On July 31, 1995, the Fund's Trustees and officers beneficially owned less than 1.0% of the Fund's then outstanding shares.

         The address of all the Fund's Trustees and officers and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.


--------------------------------------------------------------------------------
                             PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------

         Pursuant to a Principal Underwriting Agreement with the Fund (the "Underwriting Agreement"), Keystone Investment Distributors Company acts as the Fund's principal underwriter. The Principal Underwriter, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a Delaware corporation wholly-owned by Keystone. The Principal Underwriter, as agent, has agreed to use its best efforts to find purchasers for the Fund's shares. The Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from brokers, dealers and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that the Principal Underwriter will bear the expense of preparing, printing and distributing advertising and sales literature and prospectuses used by it. In its capacity as principal underwriter, the Principal Underwriter may receive payments from the Fund pursuant to the Fund's Distribution Plan.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved by a majority of the Fund's Independent Trustees at least annually at a meeting called for that purpose and if its continuance is approved annually by vote of a majority of Trustees or by vote of a majority of the outstanding shares.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares. The Underwriting Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         From time to time, if, in the Principal Underwriter's judgment, it could benefit the sales of Fund shares, the Principal Underwriter may use its discretion in providing to selected dealers promotional materials and selling aids, including, but not limited to, personal computers, related software and Fund data files.

         For the fiscal years ended May 31, 1993, 1994, and 1995, the Principal Underwriter earned commissions of $3,279,707, $3,999,703, and $2,054,140, respectively, after allowing commissions and service fees of $8,252,670, $7,941,992, and $9,885,207, respectively, (of which $1,873,706, $2,041,112, and
$876,111 was an advance, respectively), to retail dealers under the Distribution Plan.

         Nomura Securities Co., Ltd. ("Nomura"), located at 1-9-1 Nihonbashi Tohri, Chuo-ku, Tokyo, Japan, acts as an underwriter of the Fund's shares offered for sale in Japan. Kokusai Securities Co., Ltd. ("Kokusai"), located at Shinjuku Nomura Building, 26-2 Hishishinjuku 1-Chrone, Shinjuku, Japan, acts as a co-underwriter of the Fund's shares offered for sale in Japan. For the fiscal year ended May 31, 1995, Nomura and Kokusai received service fees in the amounts of $71,026 and $371,638, respectively. For the fiscal year ended May 31, 1994, Nomura and Kokusai received service fees in the amounts of $44,030 and $283,767, respectively.


--------------------------------------------------------------------------------
                                   BROKERAGE
--------------------------------------------------------------------------------

         It is the policy of the Fund, in effecting transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other costs paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid.

         Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Fund, Keystone Management or Keystone is considered to be in addition to and not in lieu of services required to be performed by Keystone Management under the Management Agreement or Keystone under the Advisory Agreement. The cost, value and specific application of such information are indeterminable and cannot be practically allocated among the Fund and other clients of Keystone Management or Keystone who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Management Agreement and the Advisory Agreement, Keystone Management and Keystone are permitted to pay higher brokerage commissions for brokerage and research services in accordance with
Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone Management and Keystone do follow such a practice, they will do so on a basis which is fair and equitable to the Fund.

         The Fund expects that purchases and sales of securities usually will be effected through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         The Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities for the Fund's portfolio thereby taking advantage of the lower purchase price available to members of such a group.

         Neither Keystone Management, Keystone, nor the Fund intend to place securities transactions with any particular broker-dealer or group thereof. The Fund's Board of Trustees, however, has determined that the Fund may follow a policy of considering sales of shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution, including best price, described above.

         The policy of the Fund with respect to brokerage is and will be reviewed by the Fund's Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

         Investment decisions for the Fund are made independently by Keystone Management or Keystone from those of the other funds and investment accounts managed by Keystone Management or Keystone. It may frequently develop that the same investment decision is made for more than one fund. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more funds or accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

         In no instance are portfolio securities purchased from or sold to Keystone Management, Keystone, the Principal Underwriter or any of their affiliated persons, as defined in the 1940 Act and rules and regulations issued thereunder.

         During the fiscal years ended May 31, 1993, 1994 and 1995, the Fund paid $1,433,990, $1,426,939 and $1,445,066, respectively, in brokerage fees. Of the $1,445,066 paid in brokerage fees during fiscal 1995, $371,638 was paid to Kokusai and $71,026 was paid to Nomura.


--------------------------------------------------------------------------------
                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS
--------------------------------------------------------------------------------

         Total return quotations for the Fund as they may appear, from time to time, in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods on a hypothetical $1,000 investment that would equate the initial amount invested to the ending redeemable value. To the initial investment, all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the one, five or ten year periods.

         The cumulative total returns of the Fund for the one, five and ten year periods ended May 31, 1995 were 20.58%, 130.32% and 288.62%, respectively. The compounded average annual rates of return for the one, five and ten year periods ended May 31, 1995 were 20.58% (including contingent deferred sales charge), 18.16% and 14.54%, respectively.

         Current yield quotations as they may appear, from time to time, in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. The Fund presently does not intend to advertise current yield.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund (the "Custodian"). The Custodian may hold securities of some foreign issuers outside the United States. The Custodian performs no investment management functions for the Fund, but, in addition to its custodial services, is responsible for accounting and related recordkeeping on behalf of the Fund.

         KPMG Peat Marwick LLP, located at One Boston Place, Boston, Massachusetts 02108, Certified Public Accountants, are the independent auditors for the Fund.

         KIRC, located at 101 Main Street, Cambridge, Massachusetts 02142-1519, is a wholly-owned subsidiary of Keystone and acts as transfer agent and dividend disbursing agent for the Fund.

         As of July 31, 1995, Merrill Lynch Pierce Fenner & Smith, Attn: Book Entry, 4800 Deer Lake Dr. E 3rd Floor, Jacksonville, FL 32246-6484 owned of record 9.340% of the Fund's outstanding shares.

         As of July 31, 1995, Rofe & Co., c/o State Street Bank &
Trust Company, Sub Account Kokusai Securities Co., Ltd., P.O. Box 5061, Boston, MA 02206-0001 owned of record 7.887% of the Fund's outstanding shares.

         As of July 31, 1995, Board of Trustees, Policeman and Fireman Ret System, City of Detroit, 908 City County Bldg, Detroit, MI 48226 owned of record 5.236% of the Fund's outstanding shares

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, this statement of additional information or in supplemental sales literature issued by the Fund or the Principal Underwriter. No person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and this statement of additional information omit certain information contained in its registration statement filed with the Securities and Exchange Commission, which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.



#101605d8

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

                       COMMON AND PREFERRED STOCK RATINGS

S&P'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Because the investment process involves assessment of various factors, such as product and industry position, corporate resources and financial policy, with results that make some common stocks more highly esteemed than others, Standard & Poor's Corporation (S&P) believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. S&P rankings, however, do not reflect all of the factors, tangible or intangible, that bear on stock quality.

         Growth and stability of earnings and dividends are deemed key elements in establishing S&P earnings and dividend rankings for common stocks, which capsulize the nature of this record in a single symbol.

         S&P has established a computerized scoring system based on per share earnings and dividend records of the most recent ten years, a period deemed long enough to measure a company's performance under varying economic conditions. S&P measures growth, stability within the trend line and cyclicity. The ranking system also makes allowances for company size, since large companies have certain inherent advantages over small ones. From these, scores for earnings and dividends are determined.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample which is reviewed and sometimes modified with the following ladder of rankings:

 A+  Highest           B+  Average          C  Lowest
 A   High              B   Below Average    D  In Reorganization
 A-  Above Average     B-  Lower

         S&P believes its rankings are not a forecast of future market price performance, but are basically an appraisal of past performance of earnings and dividends, and relative current standing.

MOODY'S COMMON STOCK RANKINGS

         Moody's presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented includes: (a) capsule stock information which reveals short and long-term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long-term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (i) a ten year comparative statistical analysis.

         This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

         These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

         (1) High Grade
         (2) Investment Grade
         (3) Medium Grade
         (4) Speculative Grade

MOODY'S PREFERRED STOCK RATINGS

         Preferred stock ratings and their definitions are as follows:

         1. aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         2. aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         3. a: An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         4. baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         5. ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         6. b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         7. caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         8. ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         9. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

         An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The ratings are based, in varying degrees, on the following considerations:

         a. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b. Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC AND C - Debt rated BB, B, CCC, CC AND C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS

         Moody's ratings are as follows:

         1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            MONEY MARKET INSTRUMENTS

         The Fund's investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation, PRIME-1 by Moody's Investors Service, Inc. or F-1 by Fitch Investors Service, Inc. These ratings and other money market instruments are described as follows:

COMMERCIAL PAPER RATINGS

         Commercial paper rated A-1 by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

         The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

         The rating F-1 is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity;
(7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1.

UNITED STATES GOVERNMENT SECURITIES

         Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

         Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of United States Government agencies and instrumentalities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. United States Government securities will not include international agencies or instrumental-ities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

                              OPTIONS TRANSACTIONS

     The Fund is authorized to write (i.e., sell) covered call options and to purchase call options to close out covered call options previously written. A call option obligates a writer to sell, and gives a purchaser the right to buy, the underlying security at the stated exercise price at any time until the stated expiration date.

     The Fund will only write call options which are covered, which means that the Fund will own the underlying security (or other securities, such as convertible securities, which are acceptable for escrow) when it writes the call option and until the Fund's obligation to sell the underlying security is extinguished by exercise or expiration of the call option or the purchase of a call option covering the same underlying security and having the same exercise price and expiration date. The Fund will receive a premium for writing a call option, but will give up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. The Fund will retain the risk of loss from a decrease in the price of the underlying security. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked options which the Fund will not do) but capable of enhancing the Fund's total returns.

     The premium received by the Fund for writing a covered call option will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time as of which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange), or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction or delivery of the underlying security upon exercise of the option.

         Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the Options Clearing Corporation (OCC),a clearing corporation which assumes responsibility for the completion of options transactions.

     The Fund will purchase call options only to close out a covered call option it has written. When it appears that a covered call option written by the Fund is likely to be exercised, the Fund may consider it appropriate to avoid having to sell the underlying security. Or, the Fund may wish to extinguish a covered call option which it has written in order to be free to sell the underlying security to realize a profit on the previously written call option or to write another covered call option on the underlying security. In all such instances, the Fund can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. (The Fund may, under certain circumstances, also be able to transfer a previously written call option.) The Fund will realize a short-term capital gain if the amount paid to purchase the call option plus transaction costs is less than the premium received for writing the covered call option. The Fund will realize a short-term capital loss if the amount paid to purchase the call option plus transaction costs is greater than the premium received for writing the covered call option.

         A previously written call option can be closed out by purchasing an identical call option only in a secondary market for the call option. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Fund as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

     If a substantial number of the call options written by the Fund are exercised, the Fund's rate of portfolio turnover may exceed historical levels. This would result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

     In the past the Fund has qualified for, and elected to receive, the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code. Although the Fund intends to continue to qualify for such tax treatment, in order to do so it must, among other things, derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months. Because of this, the Fund may be restricted in the writing of call options where the underlying securities have been held less than three months, in the writing of covered call options which expire in less than three months, and in effecting closing purchases with respect to options which were written less than three months earlier. As a result, the Fund may elect to forego otherwise favorable investment opportunities and may elect to avoid or delay effecting closing purchases or selling portfolio securities, with the risk that a potential loss may be increased or a potential gain may be reduced or turned into a loss.

    Under the Internal Revenue Code of 1954, as amended, gain or loss attributable to a closing transaction and premiums received by the Fund for writing a covered call option which is not exercised may constitute short-term capital gain or loss. Under provisions of the Tax Reform Act of 1986, effective for taxable years beginning after October 22, 1986, a gain on an option transaction which qualifies as a "designated hedge" transaction under Treasury regulations may be offset by realized or unrealized losses on such designated transaction. The netting of gain against such losses could result in a reduction in gross income from options transactions for purposes of the 30 percent test.

               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

        The Fund intends to enter into currency and other financial futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities or currencies held by the Fund or to be acquired by the Fund. The Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

        For example, when the Fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when the Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, the Fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio. To the extent that the Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by doing so, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

        The Fund intends to engage in options transactions which are related to currency or other financial futures contracts for the hedging purposes and in connection with the hedging strategies described above.

        Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Fund does not intend to take delivery of the instruments underlying futures contracts it holds, the Fund does not intend to engage in such futures contracts for speculation.

FUTURES CONTRACTS

        Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify currencies, financial instruments or financially based indexes as the underlying commodity.

        U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant (Broker) effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA).

INTEREST RATE FUTURES CONTRACTS

         The sale of an interest rate futures contract creates an obligation by the Fund, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by the Fund, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

        Currently, interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, Government National Mortgage Association
(GNMA) certificates, 90-day domestic bank certificates of deposit, 90-day commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills and U.S. Treasury notes are backed by the full faith and credit of the U.S. government and GNMA certificates are guaranteed by a U.S. government agency, the futures contracts in U.S. government securities are not obligations of the U.S. Treasury.

INDEX BASED FUTURES CONTRACTS

A. STOCK INDEX FUTURES CONTRACTS

        A stock index assigns relative values to the common stocks included in the index. The index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement by which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the closing value of the stock index on the expiration date of the contract and the price at which the futures contract is originally made. No physical delivery of the underlying stocks in the index is made.

        Currently, stock index futures contracts can be purchased or sold on the Standard and Poor's Corporation (S&P) Index of 500 Stocks, the S&P Index of 100 Stocks, the New York Stock Exchange Composite Index, the Value Line Index and the Major Market Index. It is expected that futures contracts trading in additional stock indices will be authorized. The standard contract size is $500 times the value of the index.

        The Fund does not believe that differences between existing stock indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures with movements in the value of the securities being hedged.

B. OTHER INDEX BASED FUTURES CONTRACTS

        It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indexes or other measures, such as the consumer price index. In the event that such futures contracts are developed the Fund will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Fund's portfolio.

        The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by the Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.

        Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when the Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value and the Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

        The Fund intends to enter into arrangements with its custodian and with Brokers to enable its initial margin and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

        Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments and index based futures contracts call for the delivery of cash equal to the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which the Fund enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which the Fund enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. If the purchase price exceeds the offsetting sale price the Fund realizes a loss. The amount of the Fund's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Fund.

        As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e. on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase after allowance for transaction costs, represents the profit or loss to the Fund.

        There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

OPTIONS ON CURRENCY AND OTHER FINANCIAL FUTURES

        The Fund intends to purchase call and put options on currency and other financial futures contracts and sell such options to terminate an existing position. Options on currency or other financial futures contracts are similar to options on stocks except that an option on a currency financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell currency or other instruments making up a financial futures index, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

         The Fund intends to use options on currency or other financial futures contracts in connection with hedging strategies. In the future the Fund may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

        The purchase of protective put options on currency or other financial futures contracts is analagous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

        The purchase of a call option on a currency or other financial futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Fund is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING CURRENCY AND OTHER FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

         The Fund may employ new investment techniques involving currency and other financial futures contracts and related options. The Fund intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described herein.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

        The Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts.

        The Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund does not intend to enter into futures contracts for speculation.

                         FOREIGN CURRENCY TRANSACTIONS

         As discussed above, the Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies and the Fund temporarily may hold funds in foreign currencies. Thus, the Fund's share value will be affected by changes in exchange rates.

FORWARD CURRENCY CONTRACTS

        As one way of managing exchange rate risk, the Fund may engage in forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rate between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

CURRENCY FUTURES CONTRACTS

        Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the United States is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC) and National Futures Association
(NFA). Currently the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Fund intends to engage in currency futures contracts only for hedging purposes, and not for speculation. The Fund may enter into currency futures contracts for other purposes if authorized to do so by the Board. The hedging strategies which will be used by the Fund in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.

        Currently, currency futures contracts for the British Pound
Sterling, Canadian Dollar, Dutch Guilder, Deutsche Mark, Japanese Yen, Mexican Peso, Swiss Franc, and French Franc can be purchased or sold for U.S. dollars through the International Monetary Market. It is expected that futures contracts trading in additional currencies will be authorized. The standard contract sizes are L125,000 for the Pound, 125,000 for the Guilder, Mark, French Francs and Swiss Francs, C$100,000 for the Canadian Dollar, Y12,500,000 for the Yen, and 1,000,000 for the Peso. In contrast to forward currency exchange contracts which can be traded at any time, only four value dates per year are available, the third Wednesday of March, June, September and December.

FOREIGN CURRENCY OPTIONS TRANSACTIONS

        Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the United States and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board - Options Exchange are traded with up to nine months maturity in marks, sterling, yen, Swiss francs, French francs and Canadian dollars. Options can be exercised at any time during the contract life, and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Fund must continually make up the margin balance. As a result, a wrong price move could result in the Fund losing more than the original investment, as it cannot walk away from the futures contract as it can an option contract.

         The Fund will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based futures contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

        The Fund intends to use foreign currency option transactions in connection with hedging strategies.

PURCHASE OF PUT OPTIONS ON FOREIGN CURRENCIES

        The purchase of protective put options on a foreign currency is analagous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FOREIGN CURRENCIES

        The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Fund would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Fund is not fully invested.

        The Fund may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

CURRENCY TRADING RISKS

        Currency exchange trading may involve significant risks. The four major types of risk the Fund faces are exchange rate risk, interest rate risk, credit risk and country risk.

EXCHANGE RATE RISK

        Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Fund buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Fund is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Fund to reduce exchange rate risk.

MATURITY GAPS AND INTEREST RATE RISK

        Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Fund's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

        Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

CREDIT RISK

        Whenever the Fund enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Fund intends to evaluate the creditworthiness of each other party. The Fund does not intend to trade more than 5% of its net assets under foreign exchange contracts with one party.

        Credit risk exists because the Fund's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges a Fund relies on each contract being completed. If the contract is not performed, then the Fund's hedge is eliminated, and the Fund is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Fund must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts which are advantageous to the company but disclaim those contracts which are disadvantageous, resulting in losses to the Fund.

        Another form of credit risk stems from the time zone difference between the U.S. and foreign nations. If the Fund sells small sterling it generally must pay pounds to a counterparty earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Fund.

COUNTRY RISK

        At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents, or limits on inflows of investment funds from abroad. Governments take such measures for example to improve control over the domestic banking system, or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally a serious foreign exchange shortage may lead to payments interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

        Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules which interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Fund might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Fund.

        Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

         Many major countries have moved toward liberalization of exchange and payments restrictions in recent years, or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberal-izations were carried out by Switzerland, the United Kingdom and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (Britain), or elements of both (Japan). By contrast, France and Mexico have recently tightened foreign exchange controls.

        Overall, many exchange markets are still heavily restricted.
Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and non-residents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and control on foreign currency transactions are extensive.

         Another aspect of country risk has to do with the possibility that the Fund may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result performance may be delayed, and can result in unanticipated cost to the Fund. This aspect of country risk is a major element in the Fund's credit judgment as to with whom it will deal and in what amounts.

--------------------------------------------------------------------------------
            ADDITIONAL INFORMATION REGARDING DERIVATIVE INSTRUMENTS
--------------------------------------------------------------------------------

        Derivatives have been variously defined to include forwards, futures, options, mortgage-backed securities, other asset-backed securities and structured securities, such as interest rate swaps, equity swaps, index swaps, currency swaps and caps and floors. These basic vehicles can also be combined to create more complex products, called hybrid derivatives. Options, fututes and forwards are discussed elsewhere in the Fund's prospectus and statement of additional information. The following discussion addresses mortgage backed and other asset-backed securities, structured securities and other instruments.

                      COLLATERALIZED MORTGAGE OBLIGATIONS

        The Fund, if allowed, may also invest in fixed rate and adjustable rate collateralized mortgage obligations ("CMOs"), including CMOs with rates that move inversely to market rates that are issued by and guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. The principal governmental issuer of CMOs is FNMA. In addition, FHLMC issues a significant number of CMOs. The Fund, if permitted to invest in CMOs, will not invest in CMOs that are issued by private issuers. CMOs are debt obligations collateralized by Mortgage Securities in which the payment of the principal and interest is supported by the credit of, or guaranteed by, the U.S. government or an agency or instrumentality of the U.S. government. The secondary market for CMOs is actively traded.

        CMOs are structured by redirecting the total payment of principal and interest on the underlying Mortgage Securities used as collateral to create classes with different interest rates, maturities and payment schedules. Instead of interest and principal payments on the underlying Mortgage Securities being passed through or paid pro rata to each holder (e.g., the Fund), each class of a CMO is paid from and secured by a separate priority payment of the cash flow generated by the pledged Mortgage Securities.

        Most CMO issues have at least four classes. Classes with an earlier maturity receive priority on payments to assure the early maturity. After the first class is redeemed, excess cash flow not necessary to pay interest on the remaining classes is directed to the repayment of the next maturing class until that class is fully redeemed. This process continues until all classes of the CMO issue have been paid in full. Among the CMO classes available are floating (adjustable) rate classes, which have characteristics similar to ARMS, and inverse floating rate classes whose coupons vary inversely with the rate of some market index. The Fund, if allowed to purchase CMOs, may purchase any class of CMO other than the residual (final) class.

                          INTEREST-RATE SWAP CONTRACTS

        Interest rate swaps are over-the-counter ("OTC") agreements between parties and counterparties to make periodic payments to each other for a stated time, generally entered into for the purpose of changing the nature or amount of interest being received on debt securities held by one or both parties. The calculation of these payments is based on an agreed-upon amount called the "notional amount." The notional amount is not typically exchanged in swaps (except in currency swaps). The periodic payments may be fixed or floating. Floating payments change (positively or inversely) with fluctuations in interest or currency rates or equity or commodity prices, depending on the swap contract's terms.

        Swaps may be used to hedge against adverse changes in interest rates, for instance. Thus, if permitted by its investment policies, the Fund may have a portfolio of debt instruments (ARM's, for instance) the floating interest rates of which adjust frequently because they are tied positively to changes in market interest rates. The Fund would then be exposed to interest rate risk because a decline in interest rates would reduce the interest receipts on its portfolio. If the investment adviser believed interest rates would decline, the Fund, if permitted by its investment policies, could enter into an interest rate swap with another financial institution to hedge the interest rate risk. In the swap contract, the Fund would agree to make payments based on a floating interest rate in exchange for receiving payments based on a fixed interest rate. Thereafter, if interest rates declined, the Fund's fixed rate receipts on the swap would offset the reduction in its portfolio receipts. If interest rates rose, the higher rates the Fund could obtain from new portfolio investments (assuming sale of existing investments) would offset the higher rates it paid under the swap agreement.

                             EQUITY SWAP CONTRACTS

        The counterparty to an equity swap contract would typically be a bank, investment banking firm or broker/dealer. For example, the counterparty would generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value if such notional amount had been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such index stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. If permitted by its investment policies, the Fund will only enter into equity swap contracts on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under equity swap contracts may be made at the conclusion of the contract or periodically during its term.

        If permitted by its investment policies, the Fund may also from time to time enter into the opposite side of equity swap contracts (i.e., where the Fund is obligated to pay the increase (net of interest) or received the decrease (plus interest) on the contract) to reduce the amount of the Fund's equity market exposure consistent with the Fund's investment objective(s) and policies. These positions are sometimes referred to as "reverse equity swap contracts."

        Equity swap contracts will not be used to leverage the Fund. Since the SEC considers equity swap contracts and reverse equity swap contracts to be illiquid securities, the Fund will not invest in equity swap contracts or reverse equity swap contracts if the total value of such investments together with that of all other illiquid securities that the Fund owns would exceed the Fund's limitations on investments in illiquid securities.

        The Fund does not believe that its obligations under equity swap contracts or reverse equity swap contracts are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of the Fund's obligations over its respective entitlement with respect to each equity swap contract and each reverse equity swap contract will be accrued on a daily basis and an amount of cash, U. S. Government Securities or other liquid high quality debt securities having an aggregate market value at lease equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian.

                CURRENCY SWAPS, INDEX SWAPS AND CAPS AND FLOORS

        A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of reference indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds an agree-upon interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. If permitted by the Fund's investment policies, the investment adviser expects to enter into these types of transactions on behalf of the Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date rather than for speculative purposes. Accordingly, if permitted by the Fund's investment policies, the Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors unless it owns securities or other instruments providing the income stream the Fund may be obligated to pay. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

                    SPECIAL RISKS OF SWAPS, CAPS AND FLOORS

        As with futures, options, forward contracts, and mortgage backed and other asset-backed securities, the use of swap, cap and floor contracts exposes the Fund to additional investment risk and transaction costs. These risks include operational risk, market risk and credit risk.

        Operational risk includes, among others, the risks that the investment adviser will incorrectly analyze market conditions or will not employ appropriate strategies and monitoring with respect to these instruments or will be forced to defer closing out certain hedged positions to avoid adverse tax consequences.

        Market risk includes, among others, the risks of imperfect correlations between the expected values of the contracts, or their underlying bases, and movements in the prices of the securities or currencies being hedged, and the possible absence of a liquid secondary market for any particular instrument at any time. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively more illiquid. Nevertheless, a secondary market for swaps is never assured, and caps and floors, which are more recent innovations for which standardized documentation has not yet been fully developed, are much less liquid than swaps.

        Credit risk is primarily the risk that counterparties may be financially unable to fulfill their contracts on a timely basis, if at all. If there is a default by the counterparty to any such contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that contract counterparties will be able to meet contract obligations or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to such contracts. The Fund will closely monitor the credit of swap counterparties in order to minimize this risk. The Fund will not enter into any equity swap contract or reverse equity swap contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P.

                                   EXHIBIT A

                               GLOSSARY OF TERMS


         CLASS OF OPTIONS. Options covering the same underlying security.

         CLEARING CORPORATION. The Options Clearing Corporation, Trans Canada Options, Inc., The European Options Clearing Corporation B.V., or the London Options Clearing House.

         CLOSING PURCHASE TRANSACTION. A transaction in which an investor who is obligated as a writer of an option or seller of a futures contract terminates his obligation by purchasing on an Exchange an option of the same series as the option previously written or futures contract identical to the futures contract previously sold, as the case may be. (Such a purchase does not result in the ownership of an option or futures contract.)

         CLOSING SALE TRANSACTION. A transaction in which an investor who is the holder or buyer of an outstanding option or futures contract liquidates his position as a holder or seller by selling an option of the same series as the option previously purchased or futures contract identical to the futures contract previously purchased. (Such sale does not result in the investor assuming the obligations of a writer or seller.)

         COVERED CALL OPTION WRITER. A writer of a call option who, so long as he remains obligated as a writer, owns the shares of the underlying security holds on a share for share basis a call on the same security where the exercise price of the call held is equal to or less than the exercise price of the call written, or, if greater than the exercise price of the call written, the difference is maintained by the writer in cash, U.S. Treasury bills, or other high grade, short term obligations in a segregated account with the writer's broker or custodian.

         COVERED PUT OPTION WRITER. A writer of a put option who, so long as he remains obligated as a writer, has deposited Treasury bills with a value equal to or greater than the exercise price with a securities depository and has pledged them to the Options Clearing Corporation for the account of the broker-dealer carrying the writer's position or to the broker-dealer holds on a share for share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or, if less than the exercise price of the put written, the difference is maintained by the writer in cash, U.S. Treasury bills, or other high grade, short term obligations in a segregated account with the writer's broker or custodian.

         SECURITIES EXCHANGE. A securities exchange on which call and put options are traded. The U.S. Exchanges are as follows: The Chicago Board Options Exchange; American Stock Exchange; New York Stock Exchange; Philadelphia Stock Exchange; and Pacific Stock Exchange. The foreign securities exchanges in Canada are the Toronto Stock Exchange and the Montreal Stock Exchange, in the Netherlands, the European Options Exchange, and in the United Kingdom, the Stock Exchange (London).

         Those issuers whose common stocks have been approved by the Exchanges as underlying securities for options transactions are published in various financial publications.

         COMMODITIES EXCHANGE. A commodities exchange on which futures contracts are traded which is regulated by exchange rules that have been approved by the Commodity Futures Trading Commission. The U.S. exchanges are as follows: The Chicago Board of Trade of the City of Chicago, Chicago Mercantile Exchange, International Monetary Market, (a division of the Chicago Mercantile Exchange), the Kansas City Board of Trade and the New York Futures Exchange.

         EXERCISE PRICE. The price per unit at which the holder of a call option may purchase the underlying security upon exercise or the holder of a put option may sell the underlying security upon exercise.

         EXPIRATION DATE. The latest date when an option may be exercised or a futures contract must be completed according to its terms.

         HEDGING. An action taken by an investor to neutralize an investment risk by taking an investment position which will move in the opposite direction as the risk being hedged so that a loss (or gain) on one will tend to be offset by a gain (or loss) on the other.

         OPTION. Unless the context otherwise requires, the term "option" means either a call or put option issued by a Clearing Corporation, as defined above. A call option gives a holder the right to buy from such Clearing Corporation or broker the number of shares of the underlying security covered by the option at the stated exercise price by the filing of an exercise notice prior to the expiration time of the option. A put option gives a holder the right to sell to a Clearing Corporation the number of shares of the underlying security covered by the put at the stated exercise price by the filing of an exercise notice prior to the expiration time of the option. The Fund will sell ("write") and purchase puts only on U.S. Exchanges.

         OPTION PERIOD. The time during which an option may be exercised, generally from the date the option is written through its expiration date.

         PREMIUM. The price of an option agreed upon between the buyer and writer or their agents in a transaction on the floor of an Exchange.

         SERIES OF OPTIONS. Options covering the same underlying security and having the same exercise price and expiration date.

         STOCK INDEX. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included.

         INDEX BASED FUTURES CONTRACT. An index based futures contract is a bilateral agreement pursuant to which a party agrees to buy or deliver at settlement an amount of cash equal to $500 times the difference between the closing value of an index on the expiration date and the price at which the futures contract is originally struck. Index based futures are traded on Commodities Exchanges. Currently index based futures contracts can be purchased or sold with respect to the Standard & Poor's Corporation (S&P) 500 Stock Index and S&P 100 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index and Major Market Index on the Kansas City Board of Trade.

         UNDERLYING SECURITY. The security subject to being purchased upon the exercise of a call option or subject to being sold upon the exercise of a put option.



#10160671

Page 10
-------------------------------------------------------------------------------

Keystone Small Company Growth Fund (S-4)
(formerly Keystone Custodian Fund, Series S-4)

SCHEDULE OF INVESTMENTS--May 31, 1995

                                           Number
                                             Of         Market
                                           Shares       Value
===============================================================================
COMMON STOCKS (96.9%)
ADVERTISING & PUBLISHING (0.0%))
  Clear Channel Communications (d)            2,700    $    152,213
-------------------------------------------------------------------------------
                                                            152,213
-------------------------------------------------------------------------------
AEROSPACE (0.2%)
  Tracor, Inc. (d)                          250,000       3,328,125
-------------------------------------------------------------------------------
                                                          3,328,125
-------------------------------------------------------------------------------
AIR TRANSPORTATION (0.2%)
  Atlantic Southeast Airlines, Inc.         100,000       2,406,250
-------------------------------------------------------------------------------
                                                          2,406,250
-------------------------------------------------------------------------------
AMUSEMENTS (7.4%)
  Aztar Corp. (d)                           451,700       4,234,687
  GTECH Holdings Corp. (d)                  110,000       2,653,750
  Hollywood Casino Corp.,
    Class A (d)                             886,011       8,527,856
  Hospitality Franchise Systems, Inc. (d)   900,000      27,112,500
  Mirage Resorts, Inc. (d)                  813,700      24,309,288
  Primadonna Resorts, Inc. (d)              195,000       4,582,500
  Promus Cos., Inc. (d)                     700,000      29,312,500
  Station Casinos, Inc. (d)                 500,000       7,250,000
-------------------------------------------------------------------------------
                                                        107,983,081
-------------------------------------------------------------------------------
AUTOMOTIVE (1.4%)
  Exide Securities Corp.                    351,900      12,668,400
  Lear Seating Corp. (d)                      2,500          51,562
  Simpson Industries, Inc.                  336,000       3,444,000
  Standard Products Co.                     175,500       3,795,188
-------------------------------------------------------------------------------
                                                         19,959,150
-------------------------------------------------------------------------------
BUILDING MATERIALS (1.8%)
  ABT Building Products Corp. (d)           114,700       1,949,900
  Centex Construction Co. (d)               253,500       3,232,125
  Clayton Homes, Inc.                        97,656       1,696,773
  Congoleum Corp. (d)                       300,000       4,350,000
  Giant Cement Holding, Inc. (d)            350,000       4,484,375
  Kaufman & Broad Home Corp.                 70,000         988,750
  Mohawk Industries, Inc. (d)               123,000       1,883,438
  TJ International, Inc.                     28,200         472,350
  Triangle Pacific Corp. (d)                200,000       3,200,000
  Webb (Del) Corp.                          200,000       4,350,000
-------------------------------------------------------------------------------
                                                         26,607,711
-------------------------------------------------------------------------------
CAPITAL GOODS (4.3%)
  AGCO Corp.                                800,000    $ 30,300,000
  Detroit Diesel Corp. (d)                  138,500       3,047,000
  Kaydon Corp.                               90,000       2,475,000
  Stewart & Stevenson Services, Inc.         62,000       2,046,000
  Toro Co.                                   70,000       1,933,750
  TriMas Corp.                              100,000       2,275,000
  Wabash National Corp.                     700,000      21,175,000
-------------------------------------------------------------------------------
                                                         63,251,750
-------------------------------------------------------------------------------
CHEMICALS (0.5%)
  Fuller H.B. Co.                            50,000       1,856,250
  Georgia Gulf Corp.                        100,000       3,037,500
  Schulman (A.), Inc.                       120,937       3,597,861
-------------------------------------------------------------------------------
                                                          8,491,611
-------------------------------------------------------------------------------
CONSUMER GOODS (3.0%)
  AptarGroup, Inc.                          100,000       3,050,000
  Blyth Industries, Inc. (d)                234,900       8,309,587
  Department 56, Inc. (d)                   500,000      18,312,500
  DeVry, Inc. (d)                           170,400       6,624,300
  Duracraft (d)                             252,500       7,953,750
-------------------------------------------------------------------------------
                                                         44,250,137
-------------------------------------------------------------------------------
DRUGS (0.6%)
  Agouron Pharmaceuticals, Inc. (d)          11,200         229,600
  Cor Therapeutics, Inc. (d)                136,700       2,118,850
  Mylan Laboratories, Inc.                  100,000       2,862,500
  Vertex Pharmaceuticals, Inc. (d)          202,500       3,265,313
-------------------------------------------------------------------------------
                                                          8,476,263
-------------------------------------------------------------------------------
ELECTRONICS PRODUCTS (18.2%)
  AG Associates, Inc. (d)                   169,700       2,503,075
  Alliance Semiconductor Corp. (d)          300,000      12,637,500
  Analog Devices, Inc. (d)                  900,000      28,012,500
  Asm Lithography
    Holding N.V. (d)                        100,000       3,256,250
  ElectroGlas, Inc. (d)                     300,000      15,450,000
  Kemet Corp. (d)                            87,500       4,200,000
  KLA Instruments Corp. (d)                 475,000      33,012,500
  LAM Research Corp. (d)                    425,000      24,225,000
  Lattice Semiconductor Corp. (d)           150,000       4,687,500
  Linear Technology Corp.                   160,000       9,780,000
  Mattson Technology, Inc. (d)              170,000       6,353,750
  Maxim Integrated
    Products, Inc. (d)                      250,000      11,406,250
  Merix Corp. (d)                           250,000       6,093,750
  Microchip Technology, Inc. (d)            450,000      13,415,625
  RF Monolithics, Inc. (d)                    6,609          49,568

See Notes to Schedule of Investments.

Page 11
-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--May 31, 1995

                                           Number
                                             Of         Market
                                           Shares       Value
===============================================================================
ELECTRONICS PRODUCTS -- continued
  SDL, Inc. (d)                             200,000    $  5,175,000
  Solectron Corp. (d)                       706,800      21,292,350
  Taiwan Semiconduct (d)                     92,000         672,662
  Teradyne, Inc. (d)                        540,000      29,227,500
  United Micro Electric                     136,000         675,321
  Xilinx, Inc. (d)                          390,000      32,906,250
-------------------------------------------------------------------------------
                                                        265,032,351
-------------------------------------------------------------------------------
FINANCE (5.3%)
  BISYS Group, Inc. (d)                     373,700       7,240,437
  Chronicle 2001 Mutual Fund (d)          1,653,374         783,504
  First Federal Michigan Corp.               10,000         290,625
  First Empire State Corp.                   25,000       4,150,000
  Greenpoint Financial Corp.                 18,100         404,987
  Greentree Financial Corp.                 335,000      14,614,375
  Independent Bank Corp.                    410,000       2,690,625
  Long Islands Bancorp, Inc.                356,400       6,771,600
  Mercury Finance Co.                       133,333       2,449,994
  Schwab (Charles) & Co., Inc.              168,750       5,906,250
  Standard Federal Bank, Troy Michigan      500,000      16,562,500
  TCF Financial Corp.                       320,000      14,880,000
-------------------------------------------------------------------------------
                                                         76,744,897
-------------------------------------------------------------------------------
HEALTH CARE SERVICES (4.4%)
  Arrow International, Inc.                 140,000       5,372,500
  Circon Corp. (d)                          100,000       1,893,750
  Health Management Associates, Inc.,
    Class A (d)                             744,375      20,377,265
  I-STAT Corp.                                6,389         127,780
  Living Centers Of America, Inc. (d)       200,000       6,200,000
  Mariner Health Group, Inc. (d)            400,000       5,775,000
  Medisense, Inc. (d)                       200,000       3,575,000
  Occusystems, Inc. (d)                     100,000       1,800,000
  Physician Reliance Network,
    Inc. (d)                                400,000       7,150,000
  Target Therapeutics, Inc. (d)              58,700       2,171,900
  Thermo Cardiosystems, Inc. (d)            255,000       9,658,125
-------------------------------------------------------------------------------
                                                         64,101,320
-------------------------------------------------------------------------------
INSURANCE (1.0%)
  Berkley (W.R.) Corp.                       79,500       2,921,625
  NAC Re Corp.                              137,500       4,039,063
  SunAmerica, Inc.                          109,000       5,586,250
  Trenwick Group, Inc.                       34,800       1,526,850
-------------------------------------------------------------------------------
                                                         14,073,788
-------------------------------------------------------------------------------
METALS & MINING (0.1%)
  Lukens, Inc.                               35,000    $  1,181,250
-------------------------------------------------------------------------------
                                                          1,181,250
-------------------------------------------------------------------------------
NATURAL GAS (0.7%)
  Barrett Resources Corp. (d)               254,000       5,397,500
  Nuevo Energy Co. (d)                      200,000       4,275,000
  Seagull Energy Corp. (d)                   60,000       1,162,500
-------------------------------------------------------------------------------
                                                         10,835,000
-------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT (6.3%)
  EMC Corp. (d)                           2,300,000      52,900,000
  Indigo (d)                                254,000      11,620,500
  ITI Technologies, Inc. (d)                 58,500       1,411,313
  Quantum Corp. (d)                         400,000       8,575,000
  Radius, Inc. (d)                          475,000       4,957,813
  Read Rite Corp. (d)                       400,000       9,025,000
  Sequent Computer Systems,
    Inc. (d)                                 90,000       1,333,125
  Western Digital Corp. (d)                 150,000       2,643,750
-------------------------------------------------------------------------------
                                                         92,466,501
-------------------------------------------------------------------------------
OIL (0.2%)
  Triton Energy Corp.                        62,000       2,836,500
-------------------------------------------------------------------------------
                                                          2,836,500
-------------------------------------------------------------------------------
OIL SERVICES (3.2%)
  Coflexip, ADR                             107,000       3,089,625
  Dual Drilling Co. (d)                     500,000       5,000,000
  Energy Service Co., Inc. (d)              867,900      14,428,837
  Enterra Corp. (d)                          70,000       1,338,750
  Hornbeck Offshore Services,
    Inc. (d)                                100,000       1,562,500
  Nabors Industries, Inc. (d)               150,000       1,293,750
  Newpark Res., Inc. (d)                    131,900       2,918,288
  Noble Drilling Corp. (d)                1,461,700      10,871,394
  Smith International, Inc. (d)             104,000       1,859,000
  Tidewater, Inc.                           175,000       4,375,000
-------------------------------------------------------------------------------
                                                         46,737,144
-------------------------------------------------------------------------------
PAPER & PACKAGING (0.2%)
  Wausau Paper Mills Co.                    105,309       2,231,234
-------------------------------------------------------------------------------
                                                          2,231,234
-------------------------------------------------------------------------------
RESTAURANTS (3.5%)
  Apple South, Inc.                         400,000       6,900,000
  Applebee's International, Inc.            623,600      15,784,875
  Outback Steakhouse, Inc. (d)              475,000      14,220,313

(Continued on next page)

Page 12
-------------------------------------------------------------------------------

Keystone Small Company Growth Fund (S-4)
(formerly Keystone Custodian Fund, Series S-4)

SCHEDULE OF INVESTMENTS--May 31, 1995

                                           Number
                                             Of         Market
                                           Shares       Value
===============================================================================
RESTAURANTS -- continued
  Papa John's International, Inc. (d)       182,800  $    6,238,050
  Starbucks Corp. (d)                       250,000       7,250,000
-------------------------------------------------------------------------------
                                                         50,393,238
-------------------------------------------------------------------------------
RETAIL (7.2%)
  Best Buy Co., Inc. (d)                    200,000       4,875,000
  Corporate Express, Inc. (d)               283,100       8,139,125
  Ernst Home Center, Inc. (d)               259,700       2,093,831
  Kohl's Corp. (d)                          360,100      15,619,338
  Leslie Poolmart (d)                        65,000         975,000
  Michaels Stores, Inc. (d)                 432,000       9,774,000
  Office Max, Inc. (d)                      600,000      14,850,000
  PETsMart, Inc. (d)                        487,500      12,675,000
  Staples, Inc. (d)                         925,000      26,015,625
  Sunglass Hut International,
    Inc. (d)                                243,500       7,609,375
  Tractor Supply Co. (d)                    124,300       2,423,850
-------------------------------------------------------------------------------
                                                        105,050,144
-------------------------------------------------------------------------------
SERVICES (3.7%)
  Allwaste, Inc. (d)                      1,000,000       5,625,000
  CUC International, Inc. (d)               150,000       5,512,500
  Equity Corporation
    International (d)                       195,000       3,144,375
  G + K Services, Class A                   191,600       3,424,850
  Loewen Group, Inc.                        248,000       8,246,000
  Molten Metal Technology, Inc. (d)         168,800       3,713,600
  Peak Technologies Group, Inc. (d)         110,800       2,520,700
  Sanifill, Inc. (d)                        256,000       6,912,000
  Thermedics, Inc. (d)                      450,000       8,100,000
  Thermo Instrument Systems,
    Inc. (d)                                 78,750       1,860,469
  U.S. Filter Corp. (d)                     312,000       5,343,000
-------------------------------------------------------------------------------
                                                         54,402,494
-------------------------------------------------------------------------------
SOFTWARE SERVICES (12.0%)
  Adobe Systems, Inc.                       806,600      41,842,375
  Cognos, Inc. (d)                           40,100         994,981
  Davidson & Associates, Inc. (d)            75,000       2,184,375
  Epic Design Technology, Inc. (d)          146,100       4,036,012
  Geoworks, Inc. (d)                        100,000         850,000
  INSO Corp. (d)                            120,500       6,748,000
  Intergrated Silicon Solution (d)          171,900       6,961,950
  Integrated Silicon Systems,
    Inc. (d)                                171,600       5,126,550
  LEGENT Corp. (d)                          288,000      12,600,000
  Mapinfo Corp. (d)                         200,000       7,125,000
  Maxis, Inc. (d)                           144,100       2,863,987
  McAfee Associates, Inc. (d)               129,700       3,615,388
  Mercury Interactive Corp. (d)             186,500       4,172,938
  Open Environment Corp. (d)                 85,000       1,774,375
  Parametric Technology Corp. (d)           800,000      33,800,000
  Progress Software Corp. (d)               100,000       5,037,500
  Project Software + Development, Inc.
    (b)(d)                                  319,100       8,416,263
  Software Artistry, Inc. (d)               235,000       4,788,125
  Synopsys, Inc. (d)                        371,600      20,252,200
  Veritas Software Co. (d)                   49,000         937,125
-------------------------------------------------------------------------------
                                                        174,127,144
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (9.7%)
  3Com Corp. (d)                            500,000      31,937,500
  Cabletron Systems, Inc. (d)               400,000      21,400,000
  Chipcom Corp. (d)                         574,100      12,343,150
  Cidco Group, Inc. (d)                     300,000       9,843,750
  DSC Communications Corp. (d)            1,000,000      36,937,500
  Harmonic Lightwaves, Inc. (d)               5,000          66,250
  Lanoptics Ltd. (d)                        166,000       2,199,500
  Metricom, Inc. (d)                         79,700       1,315,050
  Netcom Online
    Communications (d)                      176,900       4,101,869
  Netmanage, Inc. (d)                       575,600       8,094,375
  Network Peripherals, Inc. (d)             200,000       4,375,000
  P Comm, Inc. (d)                          168,800       3,608,100
  Performance Systems International, Inc.
    (d)                                      90,000       1,248,750
  Spectrian Corp. (d)                       150,000       4,106,250
-------------------------------------------------------------------------------
                                                        141,577,044
-------------------------------------------------------------------------------
TRANSPORTATION (1.8%)
  Expeditors International of Washington,
    Inc.                                     75,000       1,668,747
  Knight Transportation, Inc. (d)            73,300         925,413
  Landstar Systems, Inc. (d)                291,400       7,612,825
  Railtex, Inc. (d)                         300,000       7,312,500
  Swift Transportation Co., Inc. (d)        407,500       6,774,688
  Werner Enterprises, Inc.                  161,000       3,079,124
-------------------------------------------------------------------------------
                                                         27,373,297
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost--$933,663,239)                                1,414,069,637
===============================================================================

See Notes to Schedule of Investments.

Page 13
-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--May 31, 1995

                                                 Maturity      Maturity        Par         Market
                                     Coupon        Date         Value         Value         Value
====================================================================================================
FIXED INCOME (0.4%)
INDUSTRIAL BONDS & NOTES (0.4%)
 Amusements (0.4%)
 Hemmeter Enterprises, Inc., Sr.
   PIK Note(c)(f)                       12.00%     2000      $15,700,720  $15,700,720 $    6,280,288
----------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME (Cost--$16,678,320)                                                     6,280,288
====================================================================================================
                                                                             Maturity
                                                                                Value
====================================================================================================
SHORT-TERM INVESTMENTS (1.6%)
Investments in repurchase
  agreements, in a joint
  trading account purchased
  05/31/95, 6.170%, maturing
  06/06/95                                                                $22,878,921     22,875,000
----------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost--$22,875,000) (e)                                                                 22,875,000
----------------------------------------------------------------------------------------------------
                                                               Expiration
                                                                  Date        Shares
====================================================================================================
WARRANTS/RIGHTS (0.0%)
 AMUSEMENTS (0.0%)
  Hemmeter Enterprises, Inc. (c)(d)                             12/15/99      292,400        146,200
  Hemmeter Enterprises, Inc. (c)(d)                             12/15/99       78,750         39,375
----------------------------------------------------------------------------------------------------
TOTAL WARRANTS/RIGHTS (Cost--$1,866,383)                                                     185,575
====================================================================================================
                                                                             Shares
====================================================================================================
MISCELLANEOUS INVESTMENTS (0.3%)
 LIMITED PARTNERSHIPS (0.3%)
  Cornerstone Ventures,
    (6/26/84-$1,028,139) (b) (c) (d)                                          895,834        474,229
  H&Q Life Sciences,
    (6/6/85--$762,205) (c) (d)                                              1,000,000        637,653
  H&Q Ventures IV,
    (6/27/84--$1,063,923) (c) (d)                                           2,000,000        379,310
  Market Corp. Ventures Assoc.
    Ltd., (3/7/84-$725,705) (c) (d)                                         1,000,000        239,622
  Oxford Venture Fund Ltd. I,
    (6/10/81-$1,033,424) (b) (c) (d)                                        1,250,000         61,881
  Oxford Venture Fund Ltd. II,
    (12/16/83-$779,566) (c) (d)                                             1,000,000        162,668
  Peregrine Ventures Ltd. I,
    (12/21/81-$639,617) (c) (d)                                             1,000,000        257,346
  Peregrine Ventures Ltd. II,
    (4/2/84-$1,778,725) (b) (c) (d)                                         2,000,000      1,520,548
  Sunven Ltd.,
    (1/10/84-$1,586,015) (b) (c) (d)                                        2,000,000        107,064
  Weis, Peck & Greer Ventures,
    (11/14/84-$677,783) (c) (d)                                             1,671,032        351,049
====================================================================================================
TOTAL MISCELLANEOUS INVESTMENTS (Cost--$10,075,102)                                        4,191,370
====================================================================================================
TOTAL INVESTMENTS (Cost--$985,158,044) (a)                                             1,447,601,870
----------------------------------------------------------------------------------------------------
FOREIGN CURRENCY HOLDINGS (Cost--$6,047) (0.0%)                                                5,821
----------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET 0.8%                                                    12,347,167
----------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                     $1,459,954,858
====================================================================================================

Page 14
-------------------------------------------------------------------------------

Keystone Small Company Growth Fund (S-4)
(formerly Keystone Custodian Fund, S-4)

NOTES TO SCHEDULE OF INVESTMENTS:

(a) The cost of investments for federal income tax purposes amounted to $978,967,285. Gross unrealized appreciation and depreciation on investments, based on identified tax cost, at May 31, 1995, are as follows:

      Gross unrealized appreciation     $504,322,950
      Gross unrealized depreciation      (35,688,365)
                                        ------------
      Net unrealized appreciation       $468,634,585
                                        ============

(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer.

(c) All or a portion of these securities are restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933) which are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such securities. Dates of acquisition and costs are set forth on parentheses after the title of the restricted securities. On the date of acquisition there was no market quotation on similar securities and the above securities were valued at acquisition cost. At May 31, 1995, the fair value of these restricted securities was $10,657,233, (0.73% of net assets). The Fund will not pay the costs of disposition of the above restricted securities other than ordinary brokerage fees, if any.

(d) Non-income-producing security.

(e) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(f) Each unit is comprised of $1,000 par Senior Secured PIK note and 15 warrants.

Legend of Portfolio Abbreviations:

ADR--American Depository Receipt


See Notes to Financial Statements.

Page 15
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the year)

                                                              Year Ended May 31
                    --------------------------------------------------------------------------------------------------------------
                       1995        1994      1993 (a)   1992 (a)   1991 (a)   1990 (a)   1989 (a)      1988       1987     1986
==================================================================================================================================
Net asset value:
  Beginning of
  year              $     7.64  $     7.95   $   7.61   $   7.17   $   6.24   $   5.66   $   4.48    $   7.80   $   7.60  $   5.78
----------------------------------------------------------------------------------------------------------------------------------
Income from
  investment
  operations
Investment income
  (loss)--net            (0.07)      (0.12)     (0.12)     (0.08)     (0.04)       -0-       0.02         -0-        -0-       -0-
Realized and
  unrealized gains
  (losses) on
  investments--net        1.68        0.63       1.82       0.98       1.17       0.63       1.20       (1.64)      1.11      1.86
Net commission paid
  on fund share
  sales (b)                -0-         -0-        -0-        -0-        -0-        -0-        -0-         -0-      (0.02)    (0.02)
----------------------------------------------------------------------------------------------------------------------------------
Total from
  investment
  operations              1.61        0.51       1.70       0.90       1.13       0.63       1.22       (1.64)      1.09      1.84
----------------------------------------------------------------------------------------------------------------------------------
Less distributions
  from:
Investment
  income--net              -0-         -0-        -0-        -0-        -0-      (0.05)     (0.01)        -0-      (0.01)    (0.02)
Net realized
  capital gains          (0.63)      (0.82)     (1.36)     (0.46)     (0.20)       -0-      (0.03)      (1.68)     (0.88)     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total distributions      (0.63)      (0.82)     (1.36)     (0.46)     (0.20)     (0.05)     (0.04)      (1.68)     (0.89)    (0.02)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value:
  End of year       $     8.62  $     7.64   $   7.95   $   7.61   $   7.17   $   6.24   $   5.66    $   4.48   $   7.80  $   7.60
----------------------------------------------------------------------------------------------------------------------------------
Total return (c)         23.58%       6.84%     28.76%     13.45%     19.42%     11.24%     27.45%     (22.39%)    16.24%    31.94%
Ratios/supplemental
  data
Ratios to average
  net assets:
Operating and
  management
  expenses                1.78%       1.73%      2.04%      1.47%      1.48%      1.40%      1.27%       1.17%      0.81%     0.83%
Investment income
  (loss)--net            (1.10%)     (1.49%)    (1.68%)    (1.09%)    (0.68%)     0.02%      0.47%       0.03%      0.04%     0.07%
Portfolio turnover
  rate                      38%         60%        78%        81%        73%        77%        57%         80%        74%       83%
Net assets, end
  of year
  (thousands)       $1,459,955  $1,005,595   $965,959   $702,442   $623,291   $537,912   $503,908    $442,020   $679,281  $722,546
==================================================================================================================================

(a) Calculation based on average shares outstanding.

(b) Prior to June 30, 1987, net commissions paid on new sales of shares under the Fund's Rule 12b-1 Distribution Plan had been treated for both financial statement and tax purposes as capital charges. On June 11, 1987, the Securities and Exchange Commission adopted a Rule which required for financial statements for periods ended on or after June 30, 1987, that net commissions paid under Rule 12b-1 Distribution Plans be treated as operating expenses rather than as capital charges. Accordingly, beginning with the fiscal year ended May 31, 1988, the Fund's financial statements reflect 12b-1 Distribution Plan expenses (i.e., shareholder service fees plus commissions paid net of deferred sales charges received by the Fund) as a component of the net investment income section of the financial highlights.

(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Page 16
-------------------------------------------------------------------------------
Keystone Small Company Growth Fund (S-4)
(formerly Keystone Custodian Fund, Series S-4)

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1995
===============================================================================

Assets:
 Investments at market value: (Note 1)
  Unaffiliated issuers (identified cost--$972,881,916)     $1,437,021,885
  Affiliated issuers (identified cost--$12,276,128)            10,579,985
 Foreign currency holdings (identified cost--$6,047)                5,821
-------------------------------------------------------------------------------
 Total investments and foreign currency holdings            1,447,607,691
 Cash                                                                 216
 Receivable for:
  Investments sold                                             41,951,839
  Fund shares sold                                             11,461,506
  Interest and dividends                                          304,002
 Prepaid expenses                                                  92,607
 Other assets                                                      16,060
-------------------------------------------------------------------------------
   Total assets                                             1,501,433,921
-------------------------------------------------------------------------------
Liabilities:
 Payable for:
  Investments purchased                                        24,788,655
  Fund shares redeemed                                         16,511,860
 Other accrued expenses and liabilities                           178,548
-------------------------------------------------------------------------------
   Total liabilities                                           41,479,063
-------------------------------------------------------------------------------
Net assets                                                 $1,459,954,858
===============================================================================
Net assets represented by: (Notes 1 and 2)
 Paid-in capital                                           $  930,609,033
 Undistributed investment income--net                           7,480,848
 Accumulated net realized gains (losses) on
    investment transactions and foreign currency
    related transactions--net                                  59,421,377
 Net unrealized appreciation on investments and
    foreign currency holdings--net                            462,443,600
-------------------------------------------------------------------------------
   Total net assets applicable to outstanding
      shares of beneficial interest ($8.62 a share on
      169,274,066 shares outstanding)                      $1,459,954,858
===============================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 1995
===============================================================================

Investment income:
  Dividends                                                    $  2,360,004
  Interest                                                        5,685,003
-------------------------------------------------------------------------------
    Total income                                                  8,045,007
-------------------------------------------------------------------------------
Expenses: (Notes 2 and 4)
  Management fee                               $  6,037,504
  Transfer agent fees                             2,649,228
  Accounting, auditing and legal                     63,364
  Custodian fees                                    409,041
  Printing                                           31,509
  Trustees' fees and expenses                        52,742
  Distribution Plan expenses                     11,894,985
  Registration fees                                  71,119
  Miscellaneous expenses                             50,460
-------------------------------------------------------------------------------
    Total expenses                                               21,259,952
-------------------------------------------------------------------------------
  Loss from operations--net                                     (13,214,945)
-------------------------------------------------------------------------------
Realized and unrealized gain (loss)  on
  investments and foreign  currency related
  transactions--  net: (Notes 1 and 3)
  Realized gain on investment transactions:
    Proceeds from sales                         438,675,799
    Cost of investments sold                    356,329,866
-------------------------------------------------------------------------------
  Net realized gain on investment
     transactions                                82,345,933
  Net realized gain on foreign currency
     related transactions                             3,748
-------------------------------------------------------------------------------
  Net realized gain on investment and foreign
    currency related transactions                                82,349,681
  Net unrealized appreciation (depreciation)
    on investments
    and foreign currency holdings:
    Beginning of year                           254,944,530
    End of year                                 462,443,600
-------------------------------------------------------------------------------
  Net change in unrealized appreciation or
    depreciation on investments                                 207,499,070
-------------------------------------------------------------------------------
  Net gain on investment and foreign currency
    related transactions                                        289,848,751
-------------------------------------------------------------------------------
  Net increase in net assets resulting from
    operations                                                 $276,633,806
===============================================================================

See Notes to Financial Statements.

Page 17
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           Year Ended May 31,
                                                                         1995              1994
====================================================================================================
Operations:
  Loss from operations--net                                           $  (13,214,945)   $  (15,603,963)
  Net realized gain on investment and foreign currency related
    transactions                                                          82,349,681       111,239,311
  Net change in unrealized appreciation or depreciation on
    investments                                                          207,499,070       (24,867,323)
----------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                 276,633,806        70,768,025
----------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment  transactions: (Notes 1 and 5)                              (85,473,776)     (101,725,316)
----------------------------------------------------------------------------------------------------
Capital share transactions: (Note 2)
  Proceeds from shares sold                                              776,843,226       529,492,026
  Payments for shares redeemed                                          (582,622,286)     (537,544,485)
  Net asset value of shares issued in reinvestment of
    distributions from capital gains                                      68,978,844        78,645,430
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from capital share
    transactions                                                         263,199,784        70,592,971
----------------------------------------------------------------------------------------------------
  Total increase in net assets                                           454,359,814        39,635,680
----------------------------------------------------------------------------------------------------
Net assets:
  Beginning of year                                                    1,005,595,044       965,959,364
----------------------------------------------------------------------------------------------------
  End of year [including undistributed investment income
    (loss)--net as follows: May 31, 1995--$7,480,848 and May 31,
    1994--($3,190,714)] (Note 1)                                      $1,459,954,858    $1,005,595,044
====================================================================================================

See Notes to Financial Statements.

Page 18
-------------------------------------------------------------------------------

Keystone Small Company Growth Fund (S-4)
(formerly Keystone Custodian Fund, Series S-4)

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Small Company Growth Fund (S-4) (formerly known as Keystone Custodian Fund, Series S-4), (the "Fund"), is a common law trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Co. (formerly known as Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly known as Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investments are usually valued at the closing sales price, or, in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value or if no sale occurred. Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market. Short-term investments denominated in a foreign currency are adjusted daily to reflect changes in exchange rates.

The Fund enters into currency and other financial futures contracts as a hedge against changes in interest or currency exchange rates. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income.

Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange, purchases and sales of investment, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange

Page 19
-------------------------------------------------------------------------------


gains/losses are a component of unrealized appreciation/depreciation of investments.

B. Securities transactions are accounted for on the trade date. Realized gains and losses are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. All discounts are amortized for both financial reporting and federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

C. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement ( a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Keystone Small Company Growth Fund (S-4), along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and/or Federal Agency obligations.

E. The Fund distributes net investment income and net capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to the differing treatment of 12b-1 expenses prior to April 1995 and net operating losses.

(2.) Capital Share Transactions

The Trust agreement authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

Page 20
-------------------------------------------------------------------------------

Keystone Small Company Growth Fund (S-4)
(formerly Keystone Custodian Fund, Series S-4)

                             Year ended May 31,
--------------------------------------------------
                             1995          1994
--------------------------------------------------
Shares sold              102,978,570    65,610,930
Shares redeemed          (75,737,013)  (65,888,485)
Shares issued in
   reinvestment of
   distributions from:
    Net realized
     capital gain         10,332,058    10,523,591
--------------------------------------------------
Net increase              37,573,615    10,246,036
==================================================

   The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Distribution Plan, the Fund pays Keystone Investment Distributors Co. (formerly known as Keystone Distributors, Inc.) ("KIDC"), the principal underwriter and a wholly-owned subsidiary of Keystone, amounts which in total may not exceed the Distribution Plan maximum.

   In connection with the Distribution Plan and subject to the limitations discussed below, Fund shares are offered for sale at net asset value without any initial sales charge. From the amounts received by KIDC in connection with the Distribution Plan, and subject to the limitations discussed below, KIDC generally pays brokers or others a commission equal to 4.00% of the price paid to the Fund for each sale of Fund shares as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares sold by such brokers or others and remaining outstanding on the books of the Fund for specified periods.

   To the extent Fund shares are redeemed within four calendar years of original issuance, depending on when these shares were sold, the Fund may be eligible to receive a deferred sales charge from the investor as partial reimbursement for sales commissions previously paid on those shares. This charge is based on declining rates, which begin at 4.00%, applied to the lesser of the net asset value of shares redeemed or the total cost of such shares.

   The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.3125% of the Fund's average daily net assets for any calendar quarter (approximately 1.25% annually) occurring after the inception of the Distribution Plan. A new rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1.00%, of which 0.75% may be used to pay such distribution expenses and 0.25% may be used to pay shareholder service fees. The new NASD Rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan, plus interest at the prime rate plus 1.00% on unpaid amounts thereof (less any contingent deferred sales charges paid by the shareholders to KIDC).

   KIDC intends, but is not obligated, to continue to pay or accrue distribution charges which exceed current annual payments permitted to be received by KIDC from the Fund. KIDC intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. KIDC currently intends to seek payment of interest only on such charges paid or accrued by KIDC since January 1, 1992.

   Commencing on July 8, 1992, contingent deferred sales charges applicable to shares of the Fund issued after January 1, 1992 have, to the extent permitted by the NASD Rule, been paid to KIDC rather than to the Fund.

   During the year ended May 31, 1995, the Fund paid KIDC $11,939,347 under the Distribution Plan.

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The amount paid by the Fund under its Distribution Plan, net of deferred sales charge, was $11,894,985 (1.00% of the Fund's average daily net assets). During the year, KIDC received $2,054,140 after payments of commissions on new sales to dealers and others of $9,885,207.

(3.) Securities Transactions

For the year ended May 31, 1995, purchases and sales of investment securities were as follows:
                             Cost of           Proceeds
                            Purchases         from Sales
-----------------------------------------------------------
Portfolio securities     $   634,356,572    $   438,675,799
Short-term investments    14,025,719,376     14,076,499,676
-----------------------------------------------------------
                         $14,660,075,948    $14,515,175,475
===========================================================

(4.) Investment Management And Transactions With Affiliates

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily. The management fee is determined by applying percentage rates, starting at 0.70% and declining as net assets increase to 0.35% per annum, to the net asset value of the Fund. KMI has entered into an Investment Advisory Agreement with Keystone, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI.

   During the year ended May 31, 1995, the Fund paid or accrued to KMI investment management and administrative services fees of $6,037,504 which represented 0.50% of the Fund's average net assets on an annualized basis. Of such amount paid to KMI, $5,131,878 was paid to Keystone for its services to the Fund.

   During the year ended May 31, 1995, the Fund paid or accrued $23,278 to KII as reimbursement for certain accounting services. The Fund paid or accrued $2,649,228 to KIRC for transfer agent services.

(5.) Distributions To Shareholders

A distribution of $0.18 per share was declared on June 12, 1995 from the taxable net long-term capital gains realized during the fiscal year ended May 31, 1995. This declaration is payable by July 7, 1995 to shareholders of record June 23, 1995. This distribution is not reflected in the accompanying financial statements.

(6.) Other

Shareholders will receive upon request a list of Securities in the Fund's portfolio as of the end of a fiscal quarter of the Fund.

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Keystone Small Company Growth Fund (S-4)
(formerly Keystone Custodian Fund, Series S-4)

INDEPENDENT AUTIORS' REPORT

The Trustees and Shareholders
Keystone Small Company Growth Fund (S-4)

We have audited the accompanying statement of assets and liabilities of Keystone Small Company Growth Fund (S-4) (formerly Keystone Custodian Fund, Series S-4), including the schedule of investments, as of May 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Small Company Growth Fund (S-4) as of May 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                                         KPMG PEAT MARWICK LLP
Boston, Massachusetts
June 30, 1995